                                                                   Exhibit 10.13



                             FIRST MIDWEST BANCORP

                        SAVINGS AND PROFIT SHARING PLAN



 (Amended and Restated Effective January 1, 1998, Except as Expressly Provided
                                  Otherwise)

                               TABLE OF CONTENTS

                                                                                                              Page
ARTICLE 1
   General................................................................................................       1
   -------
               1.1   Purpose..............................................................................       1
                     -------
               1.2   Source of Funds......................................................................       1
                     ---------------
               1.3   Effective Date.......................................................................       1
                     --------------
               1.4   Definitions..........................................................................       1
                     -----------

ARTICLE 2
Eligibility and Participation.............................................................................      11
-----------------------------
               2.1   Eligibility Requirements.............................................................      11
                     ------------------------
               2.2   Leaves of Absence....................................................................      12
                     -----------------
               2.3   Years of Service to be Credited......................................................      12
                     -------------------------------
               2.4   Years of Service to be Disregarded...................................................      12
                     ----------------------------------
               2.5   Leased Employees.....................................................................      13
                     ----------------
               2.6   Qualified Military Service...........................................................      13
                     --------------------------

ARTICLE 3
Contributions by Employer and Rollover Contributions......................................................      14
----------------------------------------------------
               3.1   Contributions to the Plan............................................................      14
                     -------------------------
               3.2   Before-Tax Contribution..............................................................      14
                     -----------------------
               3.3   Limitations on Before-Tax Contributions..............................................      14
                     ---------------------------------------
               3.4   Employer Contribution................................................................      17
                     ---------------------
               3.5   Matching Employer Contribution.......................................................      17
                     ------------------------------
               3.6   Rollover Contributions...............................................................      18
                     ----------------------

ARTICLE 4
Accounting Provisions and Allocations.....................................................................      19
-------------------------------------
               4.1   Participant's Accounts...............................................................      19
                     ----------------------
               4.2   Common Fund..........................................................................      19
                     -----------
               4.3   Allocation Procedure.................................................................      20
                     --------------------
               4.4   Determination of Value of Trust Fund and of Net Earnings or Losses...................      21
                     ------------------------------------------------------------------
               4.5   Allocation of Net Earnings or Losses.................................................      21
                     ------------------------------------
               4.6   Eligibility to Share in the Employer's Contributions.................................      21
                     ----------------------------------------------------
               4.7   Allocation of Before-Tax Contributions...............................................      22
                     --------------------------------------
               4.8   Allocation of Matching Employer Contributions........................................      22
                     ---------------------------------------------
               4.9   Allocation of Employer Contribution..................................................      23
                     -----------------------------------
               4.10  Provisional Annual Addition..........................................................      23
                     ---------------------------
               4.11  Limitation on Annual Additions.......................................................      23
                     ------------------------------
               4.12  Special Limitation on Maximum Contribution...........................................      24
                     ------------------------------------------

ARTICLE 5
Amount of Payments to Participants........................................................................................   26
----------------------------------
               5.1   General Rule.........................................................................................   26
                     ------------
               5.2   Normal Retirement....................................................................................   26
                     -----------------
               5.3   Death................................................................................................   26
                     -----
               5.4   Disability...........................................................................................   27
                     ----------
               5.5   Vesting..............................................................................................   27
                     -------
               5.6   Resignation or Dismissal.............................................................................   27
                     ------------------------
               5.7   Treatment of Forfeitures.............................................................................   28
                     ------------------------

ARTICLE 6
Distributions.............................................................................................................   30
-------------
               6.1   Commencement of Distributions........................................................................   30
                     -----------------------------
               6.2   Form of Distributions................................................................................   31
                     ---------------------
               6.3   Purchase of an Annuity Contract (Applicable to the Heritage and McHenry Plan Accounts Only)..........   32
                     -------------------------------------------------------------------------------------------
               6.4   Distributions to Beneficiaries.......................................................................   34
                     ------------------------------
               6.5   Beneficiaries........................................................................................   35
                     -------------
               6.6   Form of Elections and Applications for Benefits......................................................   36
                     -----------------------------------------------
               6.7   Unclaimed Distributions..............................................................................   36
                     -----------------------
               6.8   Loans................................................................................................   36
                     -----
               6.9   Withdrawals Prior to Termination of Employment.......................................................   37
                     ----------------------------------------------
               6.10  Facility of Payment..................................................................................   39
                     -------------------
               6.11  Claims Procedure.....................................................................................   40
                     ----------------
               6.12  Eligible Rollover Distributions......................................................................   41
                     -------------------------------

ARTICLE 7
Top-Heavy Plan Requirements...............................................................................................   42
---------------------------
               7.1   Definition of Top-Heavy Plan.........................................................................   42
                     ----------------------------
               7.2   Top-Heavy Plan Requirements..........................................................................   42
                     ---------------------------
               7.3   Definitions..........................................................................................   43
                     -----------
               7.4   Cessation of Top-Heavy Requirements..................................................................   43
                     -----------------------------------

ARTICLE 8
Powers and Duties of Plan Committee.......................................................................................   45
-----------------------------------
               8.1   Appointment of Plan Committee........................................................................   45
                     -----------------------------
               8.2   Powers and Duties of Committee.......................................................................   45
                     ------------------------------
               8.3   Committee Procedures.................................................................................   46
                     --------------------
               8.4   Consultation with Advisors...........................................................................   46
                     --------------------------
               8.5   Committee Members as Participants....................................................................   46
                     ---------------------------------
               8.6   Records and Reports..................................................................................   47
                     -------------------
               8.7   Investment Policy....................................................................................   47
                     -----------------

               8.8    Designation of Other Fiduciaries....................................................................   47
                      --------------------------------
               8.9    Obligations of Committee............................................................................   48
                      ------------------------
               8.10   Indemnification of Committee........................................................................   48
                      ----------------------------

ARTICLE 9
Trustee and Trust Fund....................................................................................................   49
----------------------
               9.1    Trust Fund..........................................................................................   49
                      ----------
               9.2    Payments to Trust Fund and Expenses.................................................................   49
                      -----------------------------------
               9.3    Trustee's Responsibilities..........................................................................   49
                      --------------------------
               9.4    Reversion to the Employer...........................................................................   49
                      -------------------------
               9.5    Investment Options..................................................................................   49
                      ------------------
               9.6    Rollover from Prior Plan............................................................................   50
                      ------------------------

ARTICLE 10
Amendment or Termination..................................................................................................   52
------------------------
               10.1   Amendment...........................................................................................   52
                      ---------
               10.2   Termination.........................................................................................   52
                      -----------
               10.3   Form of Amendment, Discontinuance of Employer Contributions, and Termination........................   52
                      ----------------------------------------------------------------------------
               10.4   Limitations on Amendments...........................................................................   52
                      -------------------------
               10.5   Level of Benefits upon Merger.......................................................................   53
                      -----------------------------
               10.6   Vesting upon Termination or Discontinuance of Employer Contributions; Liquidation of Trust..........   53
                      ------------------------------------------------------------------------------------------

ARTICLE 11
Adoption by Affiliates....................................................................................................   54
----------------------
               11.1   Adoption of Plan....................................................................................   54
                      ----------------
               11.2   The Company as Agent for Employer...................................................................   54
                      ---------------------------------
               11.3   Adoption of Amendments..............................................................................   54
                      ----------------------
               11.4   Termination.........................................................................................   54
                      -----------
               11.5   Data to be Furnished by Employers...................................................................   54
                      ---------------------------------
               11.6   Joint Employees.....................................................................................   54
                      ---------------
               11.7   Expenses............................................................................................   55
                      --------
               11.8   Withdrawal..........................................................................................   55
                      ----------
               11.9   Prior Plans.........................................................................................   55
                      -----------
               11.10  Merger of the Heritage Plan into the Plan...........................................................   55
                      -----------------------------------------

ARTICLE 12
Miscellaneous.............................................................................................................   56
-------------
               12.1   No Guarantee of Employment, etc.....................................................................   56
                      -------------------------------
               12.2   Rights of Participants and Others...................................................................   56
                      ---------------------------------
               12.3   Qualified Domestic Relations Order..................................................................   56
                      ----------------------------------
               12.4   Controlling Law.....................................................................................   56
                      ---------------

               12.5   Severability........................................................................................   56
                      ------------
               12.6   Notification of Addresses...........................................................................   57
                      -------------------------
               12.7   Gender and Number...................................................................................   57
                      -----------------

                                   ARTICLE 1
                                    General
                                    -------

     1.1  Purpose.  It is the intention of the Company to continue to provide
          -------
for the administration of the First Midwest Bancorp Savings and Profit Sharing Plan and a Trust Fund in conjunction therewith for the benefit of Eligible Employees of the Employers, in accordance with the provisions of Sections 401 and 501 of the Code and in accordance with other provisions of law relating to defined contribution plans. Except as provided in this Plan or the Trust, upon the transfer by the Employer of any funds to the Trust Fund in accordance with the provisions of this Plan, all interest of the Employer therein shall cease and terminate, and no part of the Trust Fund shall be used for, or diverted to, purposes other than the exclusive benefit of Participants and their beneficiaries.

     1.2  Source of Funds.  The Trust Fund shall be created, funded and
          ---------------
maintained by contributions of the Employers, by contributions of Participants, and by such net earnings as are obtained from the investment of the funds of the Trust Fund.

     1.3  Effective Date.  The provisions of the Plan as herein restated shall
          --------------
be effective as of January 1, 1998, except as expressly provided otherwise. Except as may be required by ERISA or the Code, the rights of any person whose status as an employee of the Employer and all Affiliates has terminated shall be determined pursuant to the Plan as in effect on the date such employment terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

     1.4  Definitions.  Certain terms are capitalized and have the respective
          -----------
meanings set forth in the Plan.

     "Account" or "Accounts" shall mean the individual accounts established
      -------      --------
pursuant to Section 4.1 representing a Participant's allocable share of the Trust Fund. Such Accounts may include:

          (a) An "Employer Contribution Account" maintained to record the amount of Employer Contributions, any net earnings or losses of the Trust Fund thereon and any distributions or forfeitures thereof allocated to a Participant in accordance with Article 4.

          (b) A "Vested Employer Account" maintained to record the amount of Employer Contributions, if any, made on behalf of a Participant prior to January 1, 1998 which were, under the terms of the Plan in effect at such time, immediately nonforfeitable when contributed, and adjustments for net earnings or losses of the Trust Fund thereon and any distributions or forfeitures thereof allocated to a Participant in accordance with Article 4.

          (c) A "Before-Tax Account" maintained to record the amount of Before-Tax Contributions, any net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with Article 4.

          (d) A "Matching Account" maintained to record the amount of Matching Employer Contributions and forfeitures, any net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with Article 4.

          (e) A "Prior Plan Account" maintained to record the balance of any account under a Prior Plan, other than the McHenry Plan Account and the Heritage Plan Account, attributable to amounts other than after-tax contributions which is transferred to the Trust Fund, adjustments for net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with Article 4.

          (f) A "Heritage Plan Account" maintained to record the balance of any contributions made on behalf of a Participant under the Heritage Plan, adjustments for net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with Article 4.

          (g) A "McHenry Plan Account" maintained to record the balance of any discretionary employer contributions made on behalf of a Participant under the McHenry Plan, adjustments for net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with
Article 4.

          (h) An "After-Tax Account" maintained to record the balance of any account under a Prior Plan attributable to after-tax contributions which is transferred to the Trust Fund, adjustments for net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with Article 4.

          (i) A "Rollover Account" maintained to record the balance of any Rollover Contribution pursuant to Section 3.6, any net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with Article 4. To the extent applicable to any Rollover Account, an after-tax sub-account shall be maintained as part of the Participant's Rollover Account to record the balance of any account under a Prior Plan or Rollover Contribution attributable to after-tax contributions, any net earnings or losses of the Trust Fund thereon and any distributions thereof allocated to a Participant in accordance with Article 4.

     Active Participant.  "Active Participant" means a Participant who, on a
     ------------------
given date, is employed by the Employer as an Eligible Employee.

     Affiliate.  "Affiliate" means any corporation or enterprise, other than the
     ---------
Company, which, as of a given date, is a member of the same controlled group of corporations, the same group of trades or businesses under common control or the same affiliated service group, determined in accordance with Sections 414(b), (c), (m) or (o) of the Code, as is the Company. For purposes of applying the limitations of Section 415 of the Code set forth in
Article 4, "Affiliate" shall include any corporation or enterprise, other than the Company, which, as of a given date, is a member of the same controlled group of corporations or the same group of trades or businesses under common control, determined in accordance with Sections 414(b) or (c) of the Code as modified by
Section 415(h) thereof, as is the Company.

     Annual Addition.  "Annual Addition" means for any Limitation Year, the sum
     ---------------
of (a) all Before-Tax Contributions, Matching Employer Contributions, Employer Contributions, forfeitures and after-tax contributions allocated to the accounts of the Participant under this Plan; (b) any employer contributions, forfeitures and employee after-tax contributions allocated to such Participant under any other defined contribution plan maintained by an Employer or Affiliate; and (c) amounts allocated to an individual medical account as defined in Code Section 415(l)(2) and amounts attributable to post-retirement medical benefits allocated to an account described in Code Section 419A(d)(2) maintained by the Employer or an Affiliate.

     Before-Tax Contribution.  "Before-Tax Contribution" means, with respect to
     -----------------------
a Participant, the contributions of the Employer on his behalf as described in
Section 3.2 and, with respect to the Employer, means the sum of such contributions.

     Board of Directors.  "Board of Directors" means the Board of Directors of
     ------------------
the Company.

     Code.  "Code" means the Internal Revenue Code of 1986, as from time to time
     ----
amended.

     Committee.  "Committee" means the plan administrator and named fiduciary
     ---------
appointed pursuant to Section 8.1.

     Company.  The "Company" means First Midwest Bancorp, Inc., a corporation
     -------
organized and existing under the laws of the State of Delaware.

     Considered Compensation.  A Participant's "Considered Compensation" for any
     -----------------------
Plan Year is his Total Compensation, excluding any severance or transitional pay, received from an Employer during such Plan Year paid while he was a Participant; provided, however, Considered Compensation shall not include any amount in excess of $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B).

     Defined Contribution Dollar Limitation.  The "Defined Contribution Dollar
     --------------------------------------
Limitation" shall, for any Limitation Year, be equal to the greater of (a) $30,000 or (b) one-fourth of the dollar limitation set forth in Code Section 415(b)(1)(A) (as such dollar limitation may be adjusted in accordance with Code
Section 415(b)) in effect for such Limitation Year.

     Determination Date.  A Participant's "Determination Date" is the Valuation
     ------------------
Date coinciding with or next succeeding his termination of employment.

     Early Retirement Date.  A Participant's "Early Retirement Date" is the date
     ---------------------
on which he has completed at least 15 Years of Service and attained age 55. Notwithstanding the foregoing, with respect to any Participant who formerly participated in the Heritage Plan and was an employee of Heritage Bank Country Club Hills (f/n/a 1st Heritage Bank) on January 13, 1992, the effective date of its acquisition by Heritage Financial Services, "Early Retirement Date" means the date on which such Participant attains his 55th birthday and has completed five Years of Service. For purposes of Section 4.6, "Early Retirement Date" also includes a retirement date designated by an Employer in connection with the Participant's election to participate in a voluntary retirement program offered by the Participant's Employer. Retirement shall be considered as commencing on the day immediately following a Participant's last day of employment (or Authorized Leave of Absence, if later).

     Eligible Employee.  An "Eligible Employee" is any employee of the Employer
     -----------------
who is not a Member of a Collective Bargaining Unit or a Leased Employee. Notwithstanding the foregoing, however, any employee of an Employer who was hired on or after January 1, 1996 and before January 1, 1998 and who was in a job classification for which compensation was based primarily on sales commissions, including, without limitation, Mortgage Loan Specialists and Commissioned Loan Originators, was not an "Eligible Employee" for any portion of the 1996 and 1997 Plan Years during which the employee was employed in such job classification.

     Eligible Participant.  An "Eligible Participant" is a Participant as
     --------------------
defined in Section 4.6.

     Eligibility Period.  An "Eligibility Period" is a one-year period used for
     ------------------
the purpose of determining when an employee is eligible to participate in the Plan. An employee's first Eligibility Period shall commence on the date on which he first completes an Hour of Service and subsequent Eligibility Periods shall commence on each anniversary thereof; provided, however, that subsequent Eligibility Periods shall commence on the first day of each Plan Year which begins after the date on which the Participant first completes an Hour of Service. Notwithstanding the foregoing, the initial Eligibility Period of a former employee who is reemployed after incurring one or more One-Year Breaks in Service and who is not eligible for immediate participation pursuant to Section 2.1(c) shall commence on the date on which he first performs duties for the Employer or an Affiliate after such One-Year Break in Service, and subsequent Eligibility Periods shall commence on the anniversary thereof or on the first day of each Plan Year which begins after said date, as determined by applying the preceding sentence as if such date were the first date on which the Participant first completed an Hour of Service.

     Employer.  "Employer" means the Company or any such Affiliate thereof which
     --------
adopts the Plan in accordance with Article 11.

     Employer Contribution.  "Employer Contribution" is the contribution
     ---------------------
referred to in Section 3.4.

     Employment Commencement Date.  An individual's "Employment Commencement
     ----------------------------
Date" is the first date on which he performs duties for the Employer or an Affiliate as an employee; provided that in the case of an employee who returns to service following his Severance Date, the employee's "Employment Commencement Date" is the first date on which he performs duties for the Employer or an Affiliate as an employee following such Severance Date.

     Entry Date.  January 1 and July 1 of each Plan Year shall be an "Entry
     ----------
Date."

     ERISA.  "ERISA" means the Employee Retirement Income Security Act of 1974,
     -----
as from time to time amended.

     Excess Tentative Contribution.  "Excess Tentative Contribution" is the
     -----------------------------
excess contribution described in Section 4.11(d).

     Five-Percent Owner.  "Five-Percent Owner" means a five-percent owner of the
     ------------------
Employer or an Affiliate within the meaning of Section 414(i)(1) of the Code.

     Heritage Fund. "Heritage Fund" means the Fund established and maintained
     -------------
under Section 9.5(a)(iv) of the Plan.

     Heritage Plan.  "Heritage Plan" means the Heritage Financial Services
     -------------
Profit Sharing Plan as in effect on September 30, 1998, which was merged into this Plan effective October 1, 1998.

     Highly Compensated Employee.  "Highly Compensated Employee" means,
     ---------------------------
effective January 1, 1997, an employee of the Employer or an Affiliate who was a Participant eligible during the Plan Year to make Before-Tax Contributions and who:

          (a)  was a Five-Percent Owner at any time during the Plan Year; or;

          (b) received Section 415 Compensation in excess of $80,000 (as adjusted for increases in the cost of living by the Secretary of the Treasury) during the preceding Plan Year and was among the top 20% of the employees (disregarding those employees excludable under Code Section 415(q)(5)) when ranked on the basis of Section 415 Compensation paid for that year.

     To the extent required by Code Section 414(q)(6), a former employee who was a Highly Compensated Employee when he or she separated from service with the Employer and all Affiliates or at any time after attaining age 55 shall be treated as a Highly Compensated Employee.

     Hour of Service.  An "Hour of Service" is:
     ---------------

          (a) each hour for which an employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliate;

          (b) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate; and

          (c) each hour for which an employee is paid or entitled to payment for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence. In crediting Hours of Service pursuant to this subparagraph (c), all payments made or due shall be taken into account, whether such payments are made directly by the Employer or an Affiliate or indirectly (e.g., through a trust fund or insurer to
                                        ----
which the Employer or an Affiliate makes payments, or otherwise), except that:

               (i) no more than 501 such Hours of Service shall be credited for any continuous period during which the employee performs no duties;

               (ii) no such Hours of Service shall be credited if payments are made or due under a plan maintained solely for the purpose of complying with any workers' compensation, unemployment compensation or disability insurance laws; and

               (iii) no such Hours of Service shall be credited for payments which are made solely to reimburse the employee for medical or medically related expenses.

The Hours of Service, if any, for which an employee is credited for a period in which he performs no duties shall be computed and credited to computation periods in accordance with 29 C.F.R. 2530.200b-2 and other applicable regulations promulgated by the Secretary of Labor. For purposes of computing the Hours of Service to be credited to an employee for whom a record of hours worked is not maintained, an employee shall be credited with 45 Hours of Service for each week in which he completes at least one Hour of Service. In addition, an employee shall be credited with Hours of Service for each week the employee is on a leave of absence in accordance with Section 2.2.

     Individual Beneficiary.  "Individual Beneficiary" means a natural person
     ----------------------
designated by the Participant in accordance with Section 6.5 to receive all or any portion of the amounts remaining in the Participant's Accounts at the time of the Participant's death. "Individual Beneficiary" also means a natural person who is a beneficiary of a trust designated by the Participant in accordance with
Section 6.5 to receive all or a portion of such amount, provided the trust requires that such amounts be paid to the beneficiary in the time and manner that this Plan would require that direct payments be made to an Individual Beneficiary.

     Leased Employee.  "Leased Employee" means, effective January 1, 1997, any
     ---------------
individual who is not an employee of the Employer or an Affiliate and who provides services for the Employer or an Affiliate if:

          (a) such services are provided pursuant to an agreement between the Employer or an Affiliate and any other person;

          (b) such individual has performed such services for the Employer or an Affiliate (or a related person within the meaning of Section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year; and

          (c) such services have been performed under the primary direction or control of the Employer or an Affiliate.

     Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. To the extent and for purposes required by Sections 414(n) and (o), a Leased Employee shall be deemed to be an Employee of the Employer, unless: (i) he or she is covered by a money purchase pension plan providing (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 401(e)(3), 402(h) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased Employees do not constitute more than 20 percent of the Employer's nonhighly compensated workforce.

     Limitation Year.  "Limitation Year" means a 12-month period beginning
     ---------------
January 1 and ending December 31.

     Matching Employer Contributions.  "Matching Employer Contributions" means
     -------------------------------
the contributions described in Section 3.5.

     McHenry Plan.  "McHenry Plan" means the McHenry State Bank Profit Sharing
     ------------
and Savings Plan & Trust, as in effect prior to its merger with this Plan effective December 31, 1997.

     Member of a Collective Bargaining Unit.  "Member of a Collective Bargaining
     --------------------------------------
Unit" means any employee who is included in a collective bargaining unit and whose terms and conditions of employment are covered by a collective bargaining agreement if there is evidence that retirement benefits were the subject of good-faith bargaining between representatives of such employee and the Employer, unless such collective bargaining agreement makes this Plan applicable to such employee.

     Non-Highly Compensated Employee.  "Non-Highly Compensated Employee" means,
     -------------------------------
for any Plan Year, any employee of the Employer or Affiliate who (a) at any time during the Plan Year was a Participant eligible to make Before-Tax Contributions, and (b) was not a Highly Compensated Employee for such Plan Year.

     Normal Retirement Date.  A Participant's "Normal Retirement Date" shall be
     ----------------------
his 65th birthday.

     One-Year Break in Service.  A "One-Year Break in Service" is a one-year
     -------------------------
period, commencing on an employee's Severance Date, during which such employee does not perform duties for an Employer or an Affiliate. Solely for purposes of determining whether a One-Year Break in Service has occurred, absences shall be disregarded if the employee otherwise would normally have been credited but for the employee's absence because of a maternity or paternity absence. No more than one year of absence on a single maternity or paternity absence shall be so disregarded. A maternity or paternity absence is an absence from work:

          (a)  by reason of the pregnancy of the employee;

          (b)  by reason of the birth of a child of the employee;

          (c) by reason of the placement of a child with the employee in connection with the adoption of such child by the employee; or

          (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

Any employee requesting such credit shall promptly furnish the Committee such information as the Committee requires to show that the absence from work is a maternity or paternity absence and the number of days for which there was such an absence. No more than 501 hours shall be credited for a maternity or paternity absence. All such hours shall be credited in the Plan Year in which the absence begins if necessary to prevent a One-Year Break in Service in such Plan Year. If such hours are not necessary to prevent a One-Year Break in Service in such Plan Year, the hours shall be credited in the succeeding Plan Year if necessary to prevent a One-Year Break in Service in such Plan Year. In the event the Committee is unable to determine the hours which otherwise would normally have been credited for such absence, the employee shall be credited with 8 hours per day.

     Participant.  A "Participant" is (a) a current employee of the Employer or
     -----------
an Affiliate who has become eligible to participate in the Plan pursuant to
Section 2.1 or (b) a former employee for whose benefit an Account in the Trust Fund is maintained. Notwithstanding the foregoing, an Eligible Employee who is not otherwise a Participant and who makes a Rollover Contribution to the Plan pursuant to Section 3.6 shall also be treated as a Participant solely to the extent of such Rollover Contribution until such time as the Eligible Employee has become eligible to participate in the Plan pursuant to Section 2.1

     Plan.  "Plan" means the First Midwest Bancorp, Inc. Savings and Profit
     ----
Sharing Plan as set forth herein and as from time to time amended.

     Plan Year.  A "Plan Year" is a 12-month period beginning on January 1 and
     ---------
ending on December 31. References to specific Plan Years are made herein by reference to the calendar year in which the Plan Year began. For example, the "1998 Plan Year" is the Plan Year beginning January 1, 1998.

     Prior Plan.  "Prior Plan" means a defined contribution plan maintained or
     ----------
previously maintained by an Employer from which accounts held for the benefit of individuals who have become Participants hereunder have been transferred to this Plan for the benefit of such Participants.

     Provisional Annual Addition.  "Provisional Annual Addition" is the amount
     ---------------------------
described in Section 4.10.

     Required Beginning Date.  "Required Beginning Date" means, effective
     -----------------------
January 1, 1997, as follows:

          (a) For a Participant whose 70th birthday occurs prior to July 1, 1998, and who is not a Five-Percent Owner as defined in Code Section 416(i)(1), the April 1 following the calendar year in which the Participant attains age 70 1/2;

          (b) For a Participant whose 70th birthday occurs on or after July 1, 1998, and who is not a Five Percent Owner as defined in Code Section 416(i)(1), the April 1 following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant terminates employment; or

          (c) For a Participant who is a Five-Percent Owner with respect to the Plan Year in which he/she attains age 70 1/2, the April 1 following the calendar year in which he/she attained age 70 1/2.

     Rollover Contribution.  A "Rollover Contribution" is (a) all or a portion
     ---------------------
of a distribution received by an Eligible Employee from another qualified plan which is eligible for tax-free rollover to a qualified plan and which is transferred by the Eligible Employee to this Plan within 60 days following his or her receipt thereof; (b) amounts transferred to this Plan from a conduit individual retirement account which has no assets other than assets (and the earnings thereon) which were (i) previously distributed to the Eligible Employee by another qualified plan as a rollover distribution, (ii) eligible for tax-free rollover to a qualified plan and (iii) deposited in such conduit individual retirement account within 60 days of receipt thereof; (c) amounts distributed to the Eligible Employee from a conduit individual retirement account meeting the requirements of the preceding clause (ii), and transferred by the Eligible Employee to this Plan within 60 days of receipt thereof; and (d) a direct rollover within the meaning of Code Section 401(a)(31) or all or a portion of an Eligible Rollover Distribution to this Plan by the trustee of another qualified plan.

     Section 415 Compensation.  "Section 415 Compensation" means, effective
     ------------------------
January 1, 1997, for a period, the Participant's compensation (as described in Treasury Regulation Section 1.415-2(d)(2)) paid during the period for personal services actually rendered in the course of employment with the Employer and all Affiliates, excluding deferred compensation and other amounts which receive special tax treatment (as described in Treasury Regulation Section 1.415-2(d)(3)), plus amounts excluded from the Participant's income for the period under Code Section 125, 402(g)(3) or 457.

     Severance Date.  An employee "Severance Date" is the earlier of:
     --------------

          (a)  the date on which he quits, retires, dies or is discharged; or

          (b) the first day following any one-year period during which he performed no duties for the Employer or an Affiliate, other than a period which is a period of a leave of absence described in Section 2.2.

     Taxable Compensation.  A Participant's "Taxable Compensation" for any Plan
     --------------------
Year is his Total Compensation for such Plan Year less his Before-Tax Contribution and any contributions made at his election to a cafeteria plan as defined in Section 125 of the Code for such Plan Year.

     Tentative Employer Contribution.  "Tentative Employer Contribution" is the
     -------------------------------
contribution described in Section 3.1.

     Total Compensation.  A Participant's "Total Compensation" for a period is
     ------------------
the Participant's wages, salaries, fees, vacation pay, Before-Tax Contribution, contributions made at his election under a cafeteria plan as defined in Section 125 of the Code, and other amounts paid to him for personal services actually rendered in the course of employment with the Company and all Affiliates, including, but not limited to, commissions, compensation for services on the basis of a percentage of profits, tips and bonuses, but (in accordance with regulations prescribed by the Secretary of the Treasury) excluding:

          (a) Contributions (other than the Before-Tax Contribution) made by the Employer to a plan of deferred compensation to the extent that such are not included in the gross income of the Participant in the year made; Employer contributions to simplified employee pension plans which are excluded from compensation by the Participant; and any distribution from any such plan other than an unfunded non-qualified plan;

          (b) Amounts realized from the exercise of a non-qualified stock option or when restricted stock either becomes freely transferable or free from a substantial risk of forfeiture;

          (c) Amounts realized from the disposition of stock acquired under a qualified stock option; and

          (d)  Other amounts which receive special tax benefits.

     Trust.  "Trust" means the First Midwest Bancorp, Inc. Savings and Profit
     -----
Sharing Trust established in accordance with Article 9.

     Trustee.  "Trustee" means the Trustee or Trustees under the Trust referred
     -------
to in Article 9.

     Valuation Date.  The last day of each quarter of each Plan Year shall be a
     --------------
"Valuation Date."

     Year of Service.  A "Year of Service" is a unit of service credited to an
     ---------------
employee pursuant to Sections 2.3 and 2.4, for purposes of determining the percentage of the balance in a Participant's Employer Contribution Account which is nonforfeitable. An employee who is reemployed shall retain service credited to him in his previous employment with the Employer or an Affiliate, except as otherwise provided in the Plan.

                                   ARTICLE 2
                         Eligibility and Participation
                         -----------------------------

     2.1  Eligibility Requirements.
          ------------------------

          (a) Every Participant on the effective date of the Plan as herein restated shall continue as such subject to the provisions of the Plan.

          (b) Every Eligible Employee who accepted employment with the Employer in connection with the Company's acquisition of First of America Bank, Crystal Lake Office, which was effective September 4, 1998, shall commence participation in this Plan effective as of such date.

          (c) Every Eligible Employee who is a participant in the Heritage Plan on September 30, 1998 shall continue participation in this Plan effective October 1, 1998.

          (d) Every other Eligible Employee shall be eligible to participate, if he is then employed by the Employer, on the Entry Date coinciding with or next following the later of (i) the end of the first Eligibility Period in which he completes 1,000 Hours of Service or (ii) his 21st birthday. Notwithstanding any other provision of this Plan, hours of service with Heritage Financial Services, Inc. and First of America Bank, Crystal Lake Office, shall be deemed to be Hours of Service with the Employer under this Plan for purposes of this
Section 2.1.

          (e) Any former employee of the Employer or an Affiliate who was a Participant or could have become a Participant under subsection (b) above had he been employed on a prior Entry Date, and is reemployed by the Employer as an Eligible Employee shall be eligible to participate immediately upon reemployment if, on the date of such reemployment, that employee:

               (i)   has not incurred a One-Year Break in Service; or

               (ii) had a nonforfeitable right to any part of the balance in his Employer Contribution Account or Before-Tax Account on the date his most recent employment with the Employer and all Affiliates terminated (or would have had such right if he had been a Participant); or

               (iii) has attained age 21 and has incurred a One-Year Break in Service, but has not lost credit for service prior to such One-Year Break in Service pursuant to Section 2.4(b); or

               (iv) terminated his employment because of a maternity or paternity absence defined in Section 1.4, has attained age 21, and has incurred a One-Year Break in Service, but has not lost credit for services prior to such One-Year Break in Service pursuant to Section 2.4(c).

     2.2  Leaves of Absence.  During the period that any Participant is granted
          -----------------
a leave of absence, he shall share in Employer Contributions, forfeitures, and net earnings or losses of the Trust Fund in the same manner and subject to the same conditions as if he were not on leave of absence. Any leave of absence under this Section 2.2 must be granted in writing and pursuant to the Employer's established leave policy, which shall be administered in a uniform and nondiscriminatory manner to similarly situated employees.

     2.3  Years of Service to be Credited.
          -------------------------------

          (a) An employee shall be credited with One Year of Service for each full year in the period commencing on his Employment Commencement Date and ending on his Severance Date. An employee shall also be credited with 1/12 of a Year of Service for each full calendar month in such period for which he did not receive credit pursuant to the preceding sentence, including, if applicable, 1/12 of a Year of Service for the partial calendar month in which the employee's Employment Commencement Date and in which the employee's Severance Date occurred. Notwithstanding any other provision of this Plan, the following service shall be deemed to be service with the Employer for purposes of this
Section 2.3: (i) with respect to any employee who commenced employment on or prior to September 4, 1998, service with First of America Bank, Crystal Lake Office; and (ii) with respect to any employee who commenced employment with the Employer prior to October 1, 1998, service with Heritage Financial Services, Inc.

          (b) Notwithstanding Section 2.3(a) above, any Participant who, on September 30, 1998, had completed three (3) years of service under the Heritage Plan, shall be credited with Years of Service under this Section 2.3 equal to the greater of: (i) the Participant's Years of Service determined under Section 2.3(a) above; or (ii) the Participant's years of service calculated by crediting him with one Year of Service for each Plan Year during which he has completed at least 1,000 Hours of Service.

          (c) An employee reemployed after his Severance Date but prior to a One-Year Break in Service shall be credited with 1/12 of a Year of Service for each calendar month or partial calendar month during the period from his Severance Date to the date of reemployment not otherwise credited pursuant to paragraph (a) above.

          (d)  Years of Service to be Disregarded.  A Participant shall be
               ----------------------------------
credited with all Years of Service, except that the following shall be disregarded:

          (e) Years of Service for an Employer or Affiliate prior to the Employer's adoption of the Plan, except to the extent otherwise provided by the Employer when adopting the Plan;

          (f) Years of Service prior to a One-Year Break in Service if the Employee fails to complete one Year of Service after such One-Year Break in Service;

          (g) In the case of an employee whose nonforfeitable percentage of the balance of his Employer Contribution Account is 0%, the number of years and portions thereof in the period after the employee's Severance Date but before he next performs duties for the Employer or an Affiliate equals or exceeds the greater of 5 or the aggregate number of Years of Service and portions thereof before such One-Year Break in Service (excluding any years of Service previously disregarded); or

          (h) In the case of an employee whose nonforfeitable percentage of the balance of his Employer Contribution Account is 0%, and who terminated his employment with the Employer and all Affiliates because of a maternity or paternity absence defined in Section 1.4, the number of years and portions thereof in the period after the employee's Severance Date but before he next performs duties for the Employer or an Affiliate equals or exceeds the greater of six or one plus the aggregate number of Years of Service and portions thereof before such One-Year Break in Service (excluding any Years of Service previously disregarded).

          2.4  Leased Employees.  To the extent required by Section 414(n) of
               ----------------
the Code and the regulations thereunder, a Leased Employee shall be treated as an employee of the Employer or an Affiliate but shall not be eligible for any benefit under the Plan.

          2.5  Qualified Military Service.  Notwithstanding any provision of
               --------------------------
this Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                   ARTICLE 3
             Contributions by Employer and Rollover Contributions
             ----------------------------------------------------

     3.1  Contributions to the Plan.  Subject to the right reserved to the
          -------------------------
Company to alter, amend or discontinue this Plan and Trust, the Employer shall for each Plan Year contribute to the Plan for its Eligible Participants an amount equal to the sum of:

          (a)  the Employer Contribution;

          (b)  the Before-Tax Contribution; and

          (c)  the Matching Employer Contribution.

Such sum, which is known as the "Tentative Employer Contribution," shall be reduced by an amount equal to the Excess Tentative Contribution (as provided in Section 4.11); provided that in no event shall the Tentative Employer Contribution, as reduced by the Excess Tentative Contribution, exceed the amount deductible by the Employer for said year for federal income tax purposes.

     3.2  Before-Tax Contribution.
          -----------------------

          (a) Subject to the provisions of Sections 3.1 and 3.3, each Participant may for each Plan Year elect to have the Employer make a Basic Before-Tax Contribution on his or her behalf in an amount equal to one percent (1%) (rounded to the nearest dollar) of his or her Considered Compensation, excluding bonuses and any other payment of a similar nature. Each Participant may in addition to his or her Basic Before-Tax Contribution elect to have the Employer make a Supplemental Before-Tax Contribution on his or her behalf in an amount not in excess of 9% (rounded to the nearest dollar) of his or her Considered Compensation, excluding bonuses and any other payment of a similar nature. Such elections shall be subject to change in accordance with procedures established by the Committee from time to time.

          (b) The amount of the Before-Tax Contributions to be made pursuant to a Participant's election shall reduce the compensation otherwise payable to him by the Employer.

     3.3  Limitations on Before-Tax Contributions.
          ---------------------------------------

          (a) In no event shall a Participant's Before-Tax Contributions during any calendar year exceed the dollar limitation in effect under Code Section 402(g) at the beginning of such calendar year. If a Participant's Before-Tax Contributions, together with any additional employer contributions to a qualified cash or deferred arrangement, any elective deferrals under a tax-sheltered annuity program or a simplified employee pension plan, exceed such dollar limitation for any calendar year, the Participant shall notify the Committee of the amount of such excess allocable to this Plan by March 1 of the following year, and such excess, and any earnings allocable thereto, may be distributed to the Participant by April 15 of such following year.

          (b) Notwithstanding any other provision of this Plan to the contrary, effective January 1, 1997, the Before-Tax Contributions and Matching Employer Contributions for the Highly Compensated Employees for the Plan Year shall be reduced in accordance with the following provisions:

               (i) The Before-Tax Contributions and Matching Employer Contributions of the Highly Compensated Employees shall be reduced if neither of the Actual Deferral Percentage tests set forth in (A) or (B) below is satisfied after taking into account the provisions of subsection
     (f):

                    (A)  The 1.25 Test.  The  Actual Deferral Percentage of the
                         -------------
          Highly Compensated Employees is not more than the Actual Deferral Percentage of all other Eligible Participants multiplied by 1.25.

                    (B)  The 2.0 Test.  The Actual Deferral Percentage of the
                         ------------
          Highly Compensated Employees is not more than 2 percentage points greater than the Actual Deferral Percentage of all other Eligible Participants, and the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of all other Eligible Participants multiplied by 2.0.

               (ii)

                    (A) As used in this subsection, "Actual Deferral Percentage" means:

                         (1)  With respect to Non-Highly Compensated
               Employees, the average of the ratios of each Non-Highly Compensated Employee's Before-Tax Contributions and share of the Matching Employer Contribution with respect to the prior Plan Year, to each such
                              -----
               Participant's Considered Compensation for such Plan
               Year; and

                         (2)  With respect to Highly Compensated
               Employees, the average of the ratios of each Highly Compensated Employee's Before-Tax Contributions and share of the Matching Employer Contribution with respect to the current Plan Year, to each such
                              -------
               Participant's Considered Compensation for such Plan
               Year.

                    (B) All Before-Tax Contributions and Matching Employer Contributions made under this Plan and all before-tax and matching contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Actual Deferral Percentage ratios of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(k) under which the Highly Compensated Employee is eligible as a single plan.

               (iii) If neither Actual Deferral Percentage test is satisfied as of the end of the Plan Year, the Committee shall cause the Before-Tax Contributions for the Highly Compensated Employees to be reduced and refunded to each Highly Compensated Employee until either Actual Deferral Percentage Test is satisfied. The sequence of such reductions and refunds shall begin with Highly Compensated Employees who elected to defer the greatest dollar amount of Before-Tax Contributions, then the second greatest dollar amount, continuing until either Actual Deferral Percentage Test is satisfied.

               (iv) Once the reductions have been determined under (iii) above, the Committee shall direct the Trustee to distribute to the appropriate Highly Compensated Employees the amount of the reduction of the Before-Tax Contributions of each Highly Compensated Employee and to treat as forfeitures the appropriate amount of Matching Employer Contributions, together with the net earnings or losses allocable thereto. The Committee shall designate such distribution and forfeiture as a distribution and forfeiture of excess contributions, determine the amount of the allocable net earnings or losses to be distributed in accordance with subsection (c) below, and cause such distributions and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which the excess Before-Tax Contributions and excess Matching Employer Contributions were made.

          (c)

               (i) The net earnings or losses to be refunded with the excess Before-Tax Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made.

               (ii) The net earnings or losses allocable to the excess Before-Tax Contributions for the Plan Year shall be determined in the manner set forth in Article 4.

          (d) Net earnings or losses to be treated as forfeitures together with the Matching Employer Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses on Matching Employer Contributions shall be determined in the same manner as in subsection (c) above.

          (e) Any Matching Employer Contribution treated as a forfeiture pursuant to subsection (b) above shall be used to reduce the Matching Employer Contribution in Section 3.5.

          (f) For the purpose of avoiding the necessity of adjustments pursuant to this Section or Section 4.11, or to comply with any applicable law or regulation:

               (i) The Committee may adopt such rules as it deems necessary or desirable to:

                    (A) impose limitations during a Plan Year on the percentage of Before-Tax Contributions elected by Participants pursuant to
          Section 3.2; or

                    (B) increase during a Plan Year the percentage of Considered Compensation with respect to which a Participant may elect a Before-Tax Contribution for the purpose of providing Participants with the opportunity to increase their Before-Tax Contributions within the limitations of this Section 3.3;

               (ii) The Employer may at its sole discretion make fully vested contributions to the Plan which will be allocated to the Before-Tax Accounts of one or more Participants who are Non-Highly Compensated Employees in such amounts as the Employer directs for the purpose of complying with the applicable limits on Before-Tax Contributions in the Code. Such contributions will not be taken into account in the allocation of Matching Contributions.

          (g) The amount of each Eligible Participant's Before-Tax Contribution as determined under this Section 3.3 is subject to the provisions of Sections
4.11 and 4.12.

     3.4  Employer Contribution.  Subject to the provisions of Section 3.1, each
          ---------------------
Employer shall pay to the Trustee for each Plan Year with respect to its Participants who are Eligible Participants for purposes of the allocation of the Employer Contribution pursuant to Section 4.9, such amount as may be determined by its board of directors, based on guidelines established by the Board of Directors. The amount so determined shall be no greater than 15% of such Eligible Participants' Considered Compensation. Such amount paid to the Trustee pursuant to this Section 3.4 is known as the "Employer Contribution."

     3.5  Matching Employer Contribution.  Subject to the provisions of Section
          ------------------------------
3.1, each Employer shall pay to the Trustee as of each Valuation Date an amount which, when added to the forfeitures of Employer Contributions for the Plan Year, shall be equal to $2 for each $1 of Basic Before-Tax Contributions made during the calendar quarter ending on the Valuation Date on behalf of: (a) each Participant employed by such Employer on the Valuation Date as of which the contribution is made; and (b) each Participant who, prior to such Valuation Date, (i) retires on or after his Normal Retirement Date or Early Retirement Date, (ii) dies, (iii) is initially deemed totally and permanently disabled, or
(iv) as expressly provided in the terms of an agreement approved, or a resolution adopted, by the board of directors of an Employer in connection with the termination of the Employer's participation in the Plan during the calendar quarter, provided such agreement or resolution was authorized by the Board of Directors. Notwithstanding the foregoing, however, for the period commencing October 1, 1998 and ending on December 31, 1998 (the "Incentive Period"), each Employer shall pay to the Trustee, as of December 31, 1998, an amount equal to $8 for each $1 of Basic Before-Tax Contributions made on behalf of each Participant who is employed by such Employer on December 31, 1998 and who first became a Participant on or before January 1, 1998, and each such Participant who retired on or after his Normal Retirement Date or Early Retirement Date, died, or was initially deemed totally and permanently disabled during the Incentive Period; provided, however, the total amount contributed by the Employer under this Section with respect to any such Participant for the Plan Year ending on December 31, 1998 shall not exceed two percent (2%) of the lesser of (i) the product of the Participant's Total Compensation for the Incentive Period multiplied by four (4), or (ii) $160,000. With respect to any Participant who is employed by an Employer on December 31, 1998, and who first became a Participant on July 1, 1998, and each such Participant who retired on or after his Normal Retirement Date or Early Retirement Date, died, or was initially deemed totally and permanently disabled during the Incentive Period, the Employer shall pay to the Trustee, as of December 31, 1998, an amount equal to $4 for each $1 of Basic Before-Tax Contributions made on behalf of each such Participant; provided, however, the total amount contributed by the Employer under this Section with respect to any such Participant for the Plan Year ending on December 31, 1998 shall not exceed two percent (2%) of the lesser of (i) the Participant's Total Compensation for the Incentive Period multiplied by two (2), or (ii) $80,000. With respect to any Participant who made Basic Before-Tax Contributions during the Plan Year ending on December 31, 1998, and who was unable to continue to make Basic Before-Tax Contributions during the Incentive Period because the limitations of Plan Section 3.3(a) were imposed earlier in such Plan Year, then, subject to the limitations of Sections 3.1 and 3.3(b), for purposes of determining the entitlement of such Participant to an allocation of contributions under this Section 3.5, such Participant shall be deemed to have made the maximum Basic Before-Tax Contribution permissible under Plan Section
3.2 during the Incentive Period. The Employer contributions made pursuant to this Section 3.5 shall be known as the "Matching Employer Contributions."

     3.6  Rollover Contributions.  A Participant or Eligible Employee may with
          ----------------------
the written consent of the Committee make a Rollover Contribution to the Trust Fund. The Committee may adopt such rules and limitations as it deems necessary or appropriate with respect to the approval of Rollover Contributions, including but not limited to the time period or periods during which such requests may be made and the frequency of such requests.

                                   ARTICLE 4
                     Accounting Provisions and Allocations
                     -------------------------------------

     4.1  Participant's Accounts.
          ----------------------

          (a) For each Participant there shall be maintained as appropriate a separate Employer Contribution Account, Vested Employer Account, Before-Tax Account, Matching Account, Prior Plan Account, Heritage Plan Account, McHenry Plan Account, After-Tax Account, Rollover Account and Trustee Transfer Account. Each account shall be credited with the amount of contributions, interest and earnings of the Trust Fund allocated to such Account and shall be charged with all distributions, withdrawals and losses of the Trust Fund allocated to such Account.

     4.2  Common Fund.
          -----------

          (a) The Trust Fund shall be a common fund divided into separate investment funds ("Funds") as provided in Section 9.5. Each Fund as may from time to time be established shall be a common fund in which each Participant and Beneficiary shall have an undivided interest in the respective assets of the Fund, provided that all Accounts segregated and all loans made pursuant to
Section 6.8 shall together with the net earnings or losses of such Accounts or loans be accounted for separately and will not be included in any of the adjustments resulting from the application of this Section 4.2. Except as otherwise provided, the value of each Participant's Accounts in each Fund shall be measured by the proportion that the net credits to his Accounts bear to the total net credits to all Accounts as of the date such share is being determined. For purposes of allocation of the net earnings and losses and for the valuation of the Trust Fund, each Fund shall be considered separately. No Fund shall share in the net earnings or losses of any other, and no Fund shall be valued by taking into account any assets or distributions for any other.

          (b) Each loan made pursuant to Section 6.8 shall be valued as of each Valuation Date. Any changes in value resulting from such valuation, together with any income or expenses attributable thereto, shall be credited or charged as of such Valuation Date to the Accounts of the Participant from which such loan was made.

          (c) Except as provided in Subsection (e) below, the interest of each Participant and Beneficiary in the net earnings and losses and of the valuation of one or more of the Funds may be measured by the value of the shares or units of such Fund credited to the Participant's or Beneficiary's Accounts as of the date that such valuation is being determined. The value of a unit in each such Fund on any Valuation Date shall be the quotient obtained by dividing the sum of
(i) the cash and (ii) the fair market value of all securities or property allocated to such Fund, less any charges and expenses accrued and properly chargeable to such Fund as of said Valuation Date, by the aggregate number of units credited to all Accounts with respect to such Fund. The Trustee will furnish to the Committee a report with respect to the fair market value of all securities and property held in any Fund as of each Valuation Date. To the extent that any assets of a Fund have been invested in one or more separate investment trusts, mutual funds, investment contracts or similar investment media, the net earnings and losses and valuation attributable to such investments shall be determined in accordance with the procedures of such investment media.

          (d) Notwithstanding any other provision of the Plan, effective with respect to the September 30, 1999 Valuation Date, dividends declared by the Company with respect to Company common stock held in the Investment Funds described in Sections 9.5(a)(ii) and 9.5(a)(iv) shall, for purposes of determining and allocating net earnings or losses under Sections 4.4 and 4.5, be deemed to have been paid to the Plan and held in the Trust as of the record date for such dividends as declared by the Company, regardless of the date such dividends are actually paid to the Plan and held in the Trust.

          (e) Effective with respect to the September 30, 1999 Valuation Date, notwithstanding any other Plan provision, the assets of the Investment Funds described in Sections 9.5(a)(ii) and 9.5(a)(iv) shall be allocated to Participants' Accounts in shares and fractional shares of Company common stock and dividends receivable and cash, to the extent of such receivables or cash then in the Fund.

     4.3  Allocation Procedure.  As of each Valuation Date, the Committee shall,
          --------------------
with respect to each Account:

          (a) First, charge each Account for any withdrawals, loans or distributions made therefrom since the preceding Valuation Date.

          (b) Second, credit each Before-Tax Account with one-half of the Before-Tax Contributions made by the Participant since the immediately preceding Valuation Date.

          (c) Third, credit each Rollover Contribution Account with the daily weighted average of the amount of any Rollover Contribution made by the Participant since the preceding Valuation Date.

          (d) Fourth, credit any Accounts segregated pursuant to Article 6 with one-half of the amount of any loan repayments made since the last Valuation Date.

          (e) Fifth, credit or charge the respective Accounts with the net earnings or losses of each Fund allocable thereto in accordance with Section 4.5, or, in the case of Accounts segregated in accordance with Article 6, the net earnings or losses allocable thereto in accordance with Article 6.

          (f) Sixth, credit each Before-Tax Account, Matching Account and the Rollover Account, respectively, with the amount of Before-Tax Contributions, Matching Employer Contributions, and Rollover Contributions, respectively, made since the preceding Valuation Date and not already allocated in accordance with paragraphs (b), (c) and (d) above.

          (g) Seventh, credit any Accounts segregated pursuant to Article 6 with the amount of any loan repayments made since the last Valuation Date and not already allocated in accordance with paragraph (e) above.

          (h) Eighth, if the Valuation Date is the last day of the Plan Year, credit each Employer Contribution Account with the Employer Contribution allocable thereto in accordance with Section 4.9.

     4.4  Determination of Value of Trust Fund and of Net Earnings or Losses.
          ------------------------------------------------------------------
As of each Valuation Date the Trustee shall determine for the period then ended the sum of the net earnings or losses of the Trust Fund (excluding any gains and losses attributable to the Accounts and loans to Participants segregated pursuant to Article 6), which shall reflect accrued but unpaid interest, gains or losses realized from the sale, exchange or collection of assets, other income received, appreciation or depreciation in the fair market value of assets, administration expenses, taxes and other expenses paid and, subject to Section 4.2(d), dividends. Gains or losses realized and adjustments for appreciation or depreciation in fair market value shall be computed with respect to the difference between such value as of the preceding Valuation Date or date of purchase, whichever is later, and the value as of the date of disposition or the current Valuation Date, whichever is earlier.

     4.5  Allocation of Net Earnings or Losses.  As of each Valuation Date, the
          ------------------------------------
net earnings or losses of the Trust Fund or of each Fund established under
Section 4.2 for the quarter then ended shall be allocated to the Accounts (excluding Accounts and loans to Participants segregated pursuant to Section 6.8) of all Participants (or beneficiaries of deceased Participants) having credits in the Trust Fund or Fund both on such date and at the beginning of that quarter. Such allocation shall be in the ratio that (i) the net credits to each Account of each Participant on the first day of the quarter, plus in the case of the Before-Tax Account, one-half of any Before-Tax Contributions made to that Account during the quarter, or in the case of the Rollover Account, the weighted average daily balance of any Rollover Contribution made to that Account during the quarter, less in each case the total amount of any distributions and loans from such Account to such Participant during that quarter bears to (ii) the total net credits to all such Accounts of all Participants on said first day of the quarter, plus, in the case of the Before-Tax Accounts, one-half of the Before-Tax Contributions made to such Accounts of all Participants, and in the case of the Rollover Accounts, the weighted average daily balances of any Rollover Contributions made to that Account during the quarter, less the total amount of distributions and loans from all such Accounts during the quarter.

     4.6  Eligibility to Share in the Employer's Contributions.
          -----------------------------------------------------

          (a) An Active Participant shall be eligible to share in Employer Contributions for the Plan Year as of the last day of which such Employer Contributions are being allocated if he or she is then employed by the Employer as an Eligible Employee and has completed 1,000 Hours of Service in such Plan Year. A Participant who, during a Plan Year, (i) retires on or after his Normal Retirement Date or Early Retirement Date, (ii) dies, (iii) is initially deemed totally and permanently disabled, or (iv) as expressly provided in the terms of an agreement approved or a resolution adopted by the board of directors of an Employer in connection with the termination of the Employer's participation in the Plan during the Plan Year, provided such agreement or resolution was authorized by the Board of Directors, shall also be eligible to share in the Employer Contributions for said Plan Year. A Participant who is eligible to share in the Employer Contributions shall be known as an "Eligible Participant."

          (b) Notwithstanding anything in the Plan to the contrary, if the Plan would otherwise fail to meet the requirements of Code Section 410(b) and the regulations thereunder because Employer Contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules will apply:

               (i) The group of Participants eligible to share in the Employer Contribution for the Plan Year will be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who will become eligible under the terms of this paragraph will be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

               (ii) If after application of the previous paragraph, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer Contribution for the Plan Year will be further expanded to include the minimum number of former Participants who are (A) not employed on the last day of the Plan Year, (B) Non-Highly Compensated Employees and (C) are vested or partially vested in their Accounts, as are necessary to satisfy the applicable test. The specific former Participants who will become eligible under the terms of this paragraph will be those former Participants, when compared to similarly situated former Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

               (iii) Nothing in this Section will permit the reduction of a Participant's benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In the event allocations to additional Participants or former Participants are required, the Employer will make an additional contribution equal to the amount such persons would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this Section will be made by the 15th day of the tenth month after the end of the Plan Year and will be considered a retroactive amendment adopted by the last day of the Plan Year.

     4.7  Allocation of Before-Tax Contributions.  As of each Valuation Date,
          --------------------------------------
the Before-tax Contributions made on behalf of each Participant since the prior Valuation Date shall be allocated to such Participant's Before-Tax Account.

     4.8  Allocation of Matching Employer Contributions.  As of  each Valuation
          ---------------------------------------------
Date, the sum of the Matching Employer Contributions made on behalf of each Participant in accordance with Section 3.5 of the Plan shall be allocated to the Matching Account of each such Participant.

     4.9  Allocation of Employer Contribution.  As of the last day of each Plan
          -----------------------------------
Year, the Employer Contribution shall be allocated among the Employer Contribution Accounts of all Eligible Participants in the ratio that each such Participant's Considered Compensation for the Plan Year from that Employer bears to the total Considered Compensation of all such Eligible Participants from that Employer for the Plan Year.

     4.10 Provisional Annual Addition.  The sum of the amounts allocated to the
          ---------------------------
Accounts of the Participants pursuant to Section 4.7, 4.8 and 4.9 for a Plan Year shall be known as the "Provisional Annual Addition" and shall be subject to the limitation on Annual Additions in Section 4.11.

     4.11 Limitation on Annual Additions.
          ------------------------------

          (a) For the purpose of complying with the restrictions on Annual Additions to defined contribution plans imposed by Code Section 415, for each Eligible Participant and each other Participant who has made Before-Tax Contributions during the Plan Year, there shall be computed a Maximum Annual Addition, which shall be the excess of the lesser of

               (i)  25% of his Section 415 Compensation for the Plan Year; or

               (ii) the Defined Contribution Dollar Limitation for the Plan
                    Year,

over the amount of employer contributions, forfeitures and employee contributions allocated as of any day in the Limitation Year to such Participant's accounts under any other defined contribution plan maintained by the Employer or an Affiliate.

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Annual Addition will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                      12

The limitation under (i) above shall not apply to any contribution for medical benefits within the meaning of Code Section 419A(f)(2) after separation from service which is otherwise treated as an

Annual Addition, or any amount otherwise treated as an annual addition under Code Section 415(l)(2).

          (b) If the Maximum Annual Addition for a Participant equals or exceeds the Provisional Annual Addition for that Participant, an amount equal to the Provisional Annual Addition shall be allocated to the Participant's respective Accounts.

          (c) If the Provisional Annual Addition exceeds the Maximum Annual Addition for that Participant, the Provisional Annual Addition shall be reduced as set forth below until the Provisional Annual Addition as so reduced equals the Maximum Annual Addition for such Participant:

               (i) first, the Tentative Employer Contribution allocable to such Participant's Employer Contribution Account shall be reduced;

               (ii) second, the amount of forfeiture allocable to the Participant's Matching Employer Account shall be reduced;

               (iii) third, the Supplemental Before-Tax Contributions shall be reduced; and

               (iv) finally, the Basic Before-Tax Contributions and Matching Employer Contributions, proportionately, shall be reduced.

The Provisional Annual Addition remaining after such reductions shall be allocated to the Participant's respective Accounts.

          (d) The "Excess Tentative Employer Contribution" is an amount equal to the sum of the reductions in the Tentative Employer Contribution allocable to the Accounts of Participants pursuant to subsections (c)(i), (iii) and (iv) above.

          (e) Notwithstanding anything to the contrary in this Plan, any Before-Tax Contributions reduced in accordance with subsection (c) above shall be distributed to the Participant with allocable earnings in accordance with Treasury Regulation Section 1.415-6(b)(6)(iv).

     4.12 Special Limitation on Maximum Contribution.  (Effective through the
          ------------------------------------------
1999 Plan Year)

          (a) In the case of any Participant who is also a participant in a defined benefit plan maintained by the Employer or an Affiliate, the sum of the Defined Contribution Fraction and Defined Benefit Fraction as of the end of any Plan Year shall not exceed 1.0. In the event that the sum of such Fractions would otherwise exceed 1.0, then the amount determined under Section 4.11(a)(i) or (ii), whichever is applicable, in determining the Maximum Annual Addition under

Section 4.11(a) shall be equal to such applicable amount multiplied by the difference between 1.0 and the Defined Benefit Fraction.

          (b) The "Defined Benefit Fraction" applicable to a Participant for any Limitation Year is a fraction, the numerator of which is the sum of the Projected Annual Benefit of the Participant under all of the defined benefit plans maintained or previously maintained by an Employer or Affiliate in which he participates (determined as of the close of the Limitation Year) and the denominator of which is the lesser of (i) the product of 1.25 multiplied by the maximum dollar limitation on a Participant's Projected Annual Benefit if the plan provided the maximum benefit allowable under Section 415(b) of the Internal Revenue Code for such Limitation Year, or (ii) the product of 1.4 multiplied by 100% of the Participant's Highest Average Compensation (as determined below).

          (c) The "Defined Contribution Fraction" applicable to a Participant for any Limitation Year is a fraction, the numerator of which is the sum of the Participant's Annual Additions as of the close of such Limitation Year for that Limitation Year and for all prior Limitation Years under this Plan and all other defined contribution plans maintained by an Employer or Affiliate, and the denominator of which is the sum of the lesser of the following amounts (determined for such Limitation Year and for each prior Limitation Year of service with the Employer or any Affiliate regardless of whether a plan was in existence during those years): (i) the product of 1.25 multiplied by the Defined Contribution Dollar Limitation for the Limitation Year (determined without regard to the special dollar limitation for employee stock ownership plans), or
(ii) the product of 1.4 multiplied by 25% of the Participant's Taxable Compensation for the Limitation Year.

          (d) In accordance with regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 1106(i)(4) of The Tax Reform Act of 1986, an amount shall be subtracted from the numerator of the Defined Contribution Fraction (not exceeding such numerator) so that the sum of the Defined Benefit Fraction and the Defined Contribution Fraction does not exceed
1.0 as of December 31, 1986. To the extent provided under applicable law and regulations, adjustments shall be made to the Defined Benefit Fraction or the Defined Contribution Fraction with respect to previous transition rules.

          (e)

               (i) "Highest Average Compensation" means the average of a Participant's Taxable Compensation from the Employer and all Affiliates for the high three consecutive Limitation Years (determined as of the close of the Limitation Year) of employment with the Employer or any Affiliate (or the actual number of years of employment for those Participants who are employed for less than three consecutive years for which the Participant's Taxable Compensation is the highest).

               (ii) "Projected Annual Benefit" means the annual benefit a Participant would receive from employer contributions under a defined benefit plan, adjusted, in the case of any benefit payable in a form other than a single life annuity or a qualified joint and survivor annuity, to the actuarial equivalent of a single life annuity, assuming (A) the Participant continued employment until reaching the plan's normal retirement age (or his current age, if later), (B) his compensation remained unchanged and (C) all other relevant factors used to determine benefits under the plan remained constant in the future.

                                   ARTICLE 5
                      Amount of Payments to Participants
                      ----------------------------------

          5.1  General Rule.  Upon the retirement, disability, resignation or
               ------------
dismissal of a Participant, he, or in the event of his death, his beneficiary, shall be entitled to receive from his respective Accounts in the Trust Fund as of his Determination Date:

          (a) An amount equal to the Participant's Before-Tax Account and Matching Account, plus any of the Participant's contributions made to the Trust Fund but not allocated to the Participant's Before-Tax Account as of his Determination Date; and

          (b)  An amount equal to his Prior Plan Account and After-Tax Account;

          (c)  An amount equal to his Vested Employer Account; and

          (d) The nonforfeitable portion of the Participant's Employer Contribution Account, Heritage Plan Account and McHenry Plan Account determined as hereafter set forth.

All rights of Participants or of any other person or persons shall be subject to the provisions of Article 6 concerning the time and manner of making distributions.

     Notwithstanding anything in this Plan to the contrary, the nonforfeitable portion of the Employer Contribution Account of any Participant whose employment terminates pursuant to the Participant's participation in a voluntary retirement program applicable to such Participant shall be equal to the greater of such percentage determined on the basis of the Participant's age and Years of Service as of the date of termination, or such percentage determined on the basis of the Participant's age as of the date of termination and Years of Service as of the date of termination increased by the number of additional years of Credited Service (as defined in the First Midwest Bancorp Consolidated Pension Plan), if any, with which such Participant is credited under the Pension Plan as a result of his participation in the voluntary retirement program.

     5.2  Normal Retirement.  Any Participant may retire on or after his Normal
          -----------------
Retirement Date, at which date the forfeitable portion, if any, of his Employer Contribution Account, Heritage Plan Account, and McHenry Plan Account, shall become nonforfeitable. If the retirement of a Participant is deferred beyond his Normal Retirement Date, he shall continue in full participation in the Plan and Trust Fund.

     5.3  Death.  As of the date any Participant shall die while in the employ
          -----
of the Employer or an Affiliate, the forfeitable portion, if any, of his Employer Contribution Account, Heritage Plan Account, and McHenry Plan Account shall become nonforfeitable, including forfeitures eligible to be restored pursuant to Section 5.7(c).

     5.4  Disability.
          ----------

          (a) As of the date any Participant shall be determined by the Committee to have become totally and permanently disabled because of physical or mental infirmity while in the employ of the Employer or an Affiliate and his employment shall have terminated, the forfeitable portion, if any, of his Employer Contribution Account, Heritage Plan Account and McHenry Plan Account shall become nonforfeitable, including forfeitures eligible to be restored pursuant to Section 5.7(c).

          (b) A Participant shall be deemed totally and permanently disabled when, on the basis of qualified medical evidence, the Committee finds such Participant to be unable to satisfactorily perform his normal duties required of him by an Employer or Affiliate as a result of physical or mental infirmity, injury, or disease, either occupational or nonoccupational in cause; provided, however, that disability hereunder shall not include any disability incurred or resulting from the Participant's having engaged in a criminal enterprise, or any disability consisting of or resulting from the Participant's chronic alcoholism, addiction to narcotics or an intentionally self-inflicted injury.

     5.5  Vesting.  A Participant's interest in his Before-Tax Account, Matching
          -------
Account, Vested Employer Account, Prior Plan Account and After-Tax Account shall be nonforfeitable at all times. Except as otherwise provided in this Article 5, a Participant's nonforfeitable interest in his Employer Contribution Account, Heritage Plan Account and McHenry Plan Account at any point in time shall be determined under Section 5.6.

     5.6  Resignation or Dismissal.
          ------------------------

          (a) If any Participant shall incur his Severance Date, other than by reason of death or disability or on or after his Normal Retirement Date or Early Retirement Date, there shall become nonforfeitable none, a portion, or all of his Employer Contribution Account and Heritage Plan Account computed as of his Determination Date in accordance with the following schedule, subject to Sections 2.3 and 2.4:

               If His Years                           The Nonforfeitable
                of Service                         Percentage of His Employer
              Shall Have Been                     Contribution Account Shall Be
              ---------------                     -----------------------------

                Less than 2                                     0%
             2 but less than 3                                 20%
             3 but less than 4                                 30%
             4 but less than 5                                 40%
             5 but less than 6                                 60%
             6 but less than 7                                 80%
                7 or more                                     100%

Any part of the Employer Contribution Account and Heritage Plan Account of such Participant which does not become nonforfeitable shall be treated as a forfeiture pursuant to Section 5.7.

          (b) If any Participant shall incur his Severance Date, other than by reason of death or disability or on or after his Normal Retirement Date or Early Retirement Date, there shall become nonforfeitable none, a portion, or all of his McHenry Plan Account computed as of his Determination Date in accordance with the following schedule, subject to Sections 2.3 and 2.4:

                                                  The Nonforfeitable
               If His Years of                    Percentage of His
                Service Shall                   Employer Contribution
                  Have Been                       Account Shall Be
                  ---------                       ----------------

                 Less than 2                              0%
              2 but less than 3                          20%
              3 but less than 4                          30%
              4 but less than 5                          40%
                 5 or more                              100%

Any part of the McHenry Plan Account of such Participant which does not become nonforfeitable shall be treated as a forfeiture pursuant to Section 5.7.

     5.7  Treatment of Forfeitures.
          ------------------------

          (a) Upon termination of a Participant's employment with the Employer and all Affiliates, the nonvested portion of his Employer Contribution Account, Heritage Plan Account and McHenry Plan Account shall become a forfeiture pursuant to Section 5.6 as of the end of the Plan Year in which the termination of employment occurred if the Participant is not then reemployed by the Employer or an Affiliate. Forfeitures shall be used to reduce the Matching Employer Contributions that would otherwise be paid by the Employer to the Plan pursuant to Section 3.5.

          (b) If a Participant is reemployed by the Employer or an Affiliate without incurring 5 consecutive One-Year Breaks in Service, and before distribution of the nonforfeitable portion of his Employer Contribution Account, Heritage Plan Account and McHenry Plan Account, the amount of the forfeiture shall be restored to his Employer Contribution Account, Heritage Plan Account and McHenry Plan Account, as appropriate, as of the last day of the Plan Year in which he is reemployed.

          (c) If the Participant is reemployed by the Employer or an Affiliate without incurring 5 consecutive One-Year Breaks in Service but after distribution of the nonforfeitable portion of his Employer Contribution Account, Heritage Plan Account and McHenry Plan Account, and if the Participant repays, the amount of the Employer Contribution Account, Heritage Plan Account and McHenry Plan Account distributed to him before the earlier of (i) the date which is 5 years after the first date on which the Participant is reemployed by the Employer or an Affiliate, or (ii) the date on which he incurs 5 consecutive One-Year Breaks in Service, then the amount of the forfeiture shall be restored to his Employer Contribution Account, Heritage Plan Account and McHenry Plan Account, as appropriate, as of the last day of the Plan Year in which such repayment is made.

          (d) Notwithstanding the foregoing, if a Participant terminated his employment with the Employer and all Affiliates because of a maternity or paternity absence as defined in Section 1.4, then this Section 5.7 shall be read by substituting the word "six" for the number "five" as it appears in Subsections (b) and (c) above.

          (e) Amounts restored to a Participant's Employer Contribution Account, Heritage Plan Account and McHenry Plan Account pursuant to paragraph
(b) or (c) above shall be deducted from the forfeitures which otherwise would be allocable for the Plan Year in which such reemployment or repayment occurs or, to the extent such forfeitures are insufficient, shall require a supplemental contribution from the Employer.

                                   ARTICLE 6
                                 Distributions
                                 -------------

     6.1  Commencement of Distributions.
          -----------------------------

          (a)
               (i) Distribution of a Participant's Accounts in the Trust Fund shall commence or be made on or as soon as practicable after his 65th birthday or, if later, the Participant's termination of employment with the Employer and all Affiliates and, unless a Participant and his spouse (if applicable) otherwise request in writing, distributions shall commence no later than the 60th day after the close of the Plan Year in which the later of such events occurs.

               (ii) In all events, distribution shall commence no later than the Required Beginning Date, and subsequent distributions required to be made each year for compliance with Code Section 401(a)(9) and the regulations promulgated thereunder shall be made no later than December 31 of such year.

                (iii) Distribution of a Participant's Accounts shall occur at such time after the Participant's Determination Date and after a Valuation Date immediately following the Participant's written request for such distribution, provided: (A) the Committee has notified the Participant of the availability of the distribution in a manner that would satisfy the notice requirements of Section 1.411(a)-11(c) of the income tax regulations, and such notification is given no less than 30 days nor more than 90 days prior to such Valuation Date; and (B) such distribution may commence as of a Valuation Date which is less than 30 days after the date such notice is given by the Committee if the Committee has notified the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and the Participant after receiving the notice affirmatively elects a distribution.

          (b) Notwithstanding anything in this Section 6.1 to the contrary, if any further amount becomes due from a Participant's Accounts after a distribution has occurred, a payment retroactive to such distribution date shall be made no later than 60 days after the earliest date on which such amount can be ascertained.

          (c) Notwithstanding anything in this Article 6 to the contrary, the Committee shall direct the Trustee to distribute to the Participant the distributable balance of his Accounts in a lump sum payment at any time after his Determination Date without his written consent to such distribution if, at the time of the distribution, the value of the nonforfeitable portion of the Participant's Accounts does not exceed $5,000.

          (d) Any distribution made in accordance with this Article 6 shall, to the extent required by law, be eligible to be distributed in a direct rollover as an Eligible Rollover Distribution in accordance with Section 6.12.

     6.2  Form of Distributions.
          ---------------------

          (a) Subject to Sections 6.2(b), 6.2(c) and 6.3 below, the Accounts in the Trust Fund distributable to any Participant shall be distributed in one lump sum payment.

          (b) Notwithstanding Section 6.2(a), a Participant or a Participant's beneficiary, whichever is applicable, may elect to receive his vested interest in any portion of his Account under this Plan that is attributable to benefits accrued under the McHenry Plan and, effective January 1, 1999, under the Heritage Plan, in any one or a combination of the following methods:

               (i) by payment in a lump sum, which in the case of a Participant's Heritage Plan Account may be made in the following:

                    (A)  cash;

                    (B) Employer securities, which, with respect to any distribution prior to January 1, 2000, shall be limited to the number of shares in the Heritage Fund allocable to the Participant, and to which the Participant had a vested right, as of December 31, 1998, reduced by any transfers or distributions from the Heritage Fund made on behalf of the Participant prior to the distribution; or

                    (C)  a combination of (A) and (B) above.

               (ii) by payment in monthly installments over a period not to exceed the Participant's statistical life expectancy or the Participant's and his beneficiary's statistical life expectancy.

               (iii) by payment through the purchase of an annuity contract from a registered insurance company selected by the Trustee.

Such an election must be filed in writing with the Committee on forms to be furnished by the Committee. In the event a Participant elects the installment form of payment, the amount of the monthly payment shall be determined annually, as of the date the first payment is due and as of each subsequent anniversary of such date, by dividing the value of the Participant's accrued benefit payable in such form as of such date by the Participant's or the Participant's and his beneficiary's statistical life expectancy, as published in the Code.

          (c) Effective for lump sum distributions made with respect to any Determination Date which occurs on or after December 31, 1999, notwithstanding any other Plan provision, shares of Company common stock held in the Investment Funds described in Sections 9.5(a)(ii) and 9.5 (a)(iv), which are allocated to a Participant's Account hereunder may be distributed in-kind to the extent the Participant or, if applicable, the Participant's designated beneficiary elects a lump sum in-kind form of distribution; provided, however, any fractional shares shall be distributed in the form of cash.

     6.3  Purchase of an Annuity Contract (Applicable to the Heritage and
          ---------------------------------------------------------------
McHenry Plan Accounts Only).
---------------------------

          (a) If a distribution of benefits attributable to the McHenry Plan or the Heritage Plan is to be made in the form of an annuity under Section 6.2(b), the form of payment will be a joint and survivor life annuity ending with the payment made in the month in which the joint annuitant's death occurs. This option provides for payment of a monthly pension to the Participant for his lifetime and for the continuance of the Participant's annuity to the surviving joint annuitant named by the Participant, to be paid for the remainder of the joint annuitant's lifetime. Payments under this option will be the actuarial equivalent, as defined by the insurance company from whom the annuity is purchased, of the Participant's Account balance attributable to benefits accrued under the McHenry Plan or the Heritage Plan, as applicable. The survivor annuity will be 50% of the Participant's annuity unless otherwise selected by the Participant.

          (b) Unless an optional form of benefit is selected pursuant to a qualified election within the ninety (90) day period ending on the annuity starting date, a married participant's vested Account balance attributable to benefits accrued under the McHenry Plan or Heritage Plan will be paid in the form of a qualified joint and survivor annuity and an unmarried Participant's vested Account balance attributable to benefits accrued under the McHenry Plan or Heritage Plan will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

          (c) An election not to receive benefits in the form of this qualified joint and survivor annuity may be made in writing on a form furnished by the Committee at any time within the ninety (90) day period ending on the annuity starting date. The Committee shall furnish to the Participant, at least ninety
(90) days prior to a Participant's annuity starting date (as defined in Code
Section 417(f)(2)):

               (i) the terms and conditions of the qualified joint and survivor annuity;

               (ii) the Participant's right to make, and the effect of, an election to waive the qualified joint and survivor annuity,

               (iii) the rights of the Participant's spouse in the event of a waiver, and

               (iv) the right to make, and the effect of, a revocation of an election.

          (d) If a Participant dies prior to the date he receives a distribution from the plan, his spouse will receive a preretirement survivor annuity which will be actuarially equivalent to 100% of the Participant's vested Account balance attributable to benefits accrued under the McHenry Plan or Heritage Plan, as applicable. The spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

          (e) As regards a Participant's McHenry Plan Account, the preretirement survivor annuity and the qualified joint and survivor annuity will be payable to the Participant's spouse only if the Participant and spouse have been married to each other throughout the one year period ending on the date of the Participant's death.

          (f) In the case of a preretirement survivor annuity as described in Subsections (d) and (e) above, the Committee shall provide each Participant within the applicable period for such Participant a written explanation of the preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of a qualified joint and survivor annuity as described above. The applicable period for a Participant is whichever of the following periods ends last:

               (i) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35),

               (ii) a reasonable period ending after the individual becomes a Participant,

               (iii) a reasonable period following the time the annuity benefit may cease to be fully subsidized, or

               (iv) a reasonable period ending after the qualified joint and survivor annuity or preretirement survivor annuity rules apply to the Participant.

Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Participant who separates from service before attaining age thirty-five (35).

     For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

          (g) Any election not to receive benefits in the form of the qualified joint and survivor annuity or preretirement survivor annuity may be revoked by the Participant in writing on a form furnished by the Committee at any time prior to the date such Participant's benefit payments are to commence. Once revoked, a Participant may again elect not to receive benefits in the form of this qualified joint and survivor annuity or preretirement survivor annuity in writing on a form furnished by the Committee at any time prior to the date such Participant's benefit payments are to commence.

          (h) In no event shall any Participant elect to waive his right to receive benefits in the form of this qualified joint and survivor annuity or preretirement survivor annuity without the written consent of the Participant's spouse and the spouse's acknowledgment of the effect of such election, as witnessed by either a representative of the Committee or a notary public. A waiver may be made no earlier than the first day of the Plan Year in which the Participant attains age thirty-five (35) and no later than the Participant's date of death. However, the waiver may be effective as of the date of a Participant's separation from service from the Employer. Any waiver of a qualified joint and survivor annuity or preretirement survivor annuity shall not be effective unless:

               (i) the election designates a specific Individual Beneficiary, including any class of Individual Beneficiaries or any contingent Individual Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent),

               (ii) the election designates a form of benefit payments which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent), and

               (iii) the spouse's consent acknowledges the effect of the election.

The written consent shall not be required if the Committee is satisfied that there is no spouse or the spouse cannot be located or for any reason established by regulations pursuant to Code Section 417(a)(2)(B).

          (i) Any annuity contract distributed herefrom must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

          6.4  Distributions to Beneficiaries.
               ------------------------------

          (a) Subject to Sections 6.2(b) and 6.3, the balance of a deceased Participant's Accounts which is distributable to a beneficiary shall be distributed in one lump sum as soon as practicable (but in no event later than the December 31 of the calendar year in which the fifth anniversary of the Participant's death occurs) after the Valuation Date immediately following the Participant's death, based on the value of the Participant's accounts as of such Valuation Date.

          (b)
               (i) As regards distributions made under Sections 6.2(b) and 6.3, notwithstanding anything in this Article 6 to the contrary, in the event a Participant dies on or prior to the date benefit payments commence hereunder, benefit payments if any, to a Participant's Individual Beneficiary shall commence within ninety (90 days after the Participant's death occurs and such benefits shall be fully distributed within five (5) years from the Participant's date of death, unless the Participant's entire interest will be distributed to the Participant's Individual Beneficiary over the life of such Individual Beneficiary or the life expectancy of such Individual Beneficiary.

               (ii) As regards distributions made under Sections 6.2(b) and 6.3, notwithstanding anything in this Article 6 to the contrary, in the event a Participant dies after benefit payments have commenced hereunder, and the Participant has not received his entire vested Account balance attributable to benefits accrued under the McHenry Plan or Heritage Plan, if any, the undistributed portion shall be paid to the Participant's Individual Beneficiary in the form in which payments were being paid to the Participant, with any installments paid over the period remaining under the Participant's election.

     6.5  Beneficiaries.
          -------------

          (a) Except as otherwise provided in Section 6.3 and this Section 6.5, the distributable balance of a deceased Participant's Accounts shall be paid to his surviving spouse.

          (b) The balance of a deceased Participant's Accounts shall be distributed to the persons effectively designated by the Participant as his beneficiaries. To be effective, the designation shall be filed with the Committee in such written form as the Committee requires and may include contingent or successive beneficiaries; provided that any designation by a Participant who is married at the time of his death which fails to name his surviving spouse as the sole primary beneficiary shall not be effective unless such surviving spouse has consented to the designation in writing, witnessed by a Plan representative or notary public, acknowledging the effect of the designation and the specific non-spouse beneficiary, including any class of beneficiaries or any contingent beneficiary. Such consent shall not be required if, at the time of filing such designation, the Participant established to the satisfaction of the Committee that the consent of the Participant's spouse could not be obtained because there is no spouse, the spouse could not be located or by reason of such other circumstances as may be prescribed by regulations. Any consent (or establishment that the consent could not be obtained) shall be effective only with respect to such spouse. Any Participant may change his beneficiary designation at any time by filing with the Committee a new beneficiary designation (with such spousal consent as may be required).

          (c) If a Participant dies, and to the knowledge of the Committee after reasonable inquiry leaves no surviving spouse, has not filed an effective beneficiary designation or has revoked all such designations, or has filed an effective designation but the beneficiary or beneficiaries predeceased him or the beneficiary dies before complete distribution of the Participant's benefits, the distributable portion of the Participant's Accounts shall be paid in accordance with the following order of priority:

               (i) to the Participant's surviving spouse, or if there be none surviving,

               (ii) to the Participant's children, in equal parts, or if there be none surviving,

               (iii) to the Participant's father and mother, in equal parts, or if there be none surviving,

               (iv) to the executor or administrator of the Participant's estate.

     6.6  Form of Elections and Applications for Benefits.  Any election,
          -----------------------------------------------
revocation of an election or application for benefits pursuant to the Plan shall not be effective unless it is (a) made on such form, if any, as the Committee may prescribe for such purpose; (b) signed by the Participant and, if required under Section 6.3 or 6.5, by the Participant's spouse; and (c) filed with the Committee.

     6.7  Unclaimed Distributions.  In the event any distribution cannot be made
          -----------------------
because the person entitled thereto cannot be located and the distribution remains unclaimed for 2 years after the distribution date established by the Committee, then such amount shall be treated as a forfeiture and allocated in accordance with Section 4.8. In the event such person subsequently files a valid claim for such amount, such amount shall be restored to the Participant's Accounts in a manner similar to the restoration of forfeitures under
Section 5.7.

     6.8  Loans.
          -----

          (a) Upon the request of a Participant, the Committee shall authorize a loan to such Participant in accordance with this Section 6.8, provided that the Participant has no outstanding loans from the Plan.

          (b) The amount of any loan shall not be less than $1,000, and shall not exceed 50% of the amount which he would be entitled to receive from his Accounts if he had resigned from the service of the Employer and all Affiliates and if his Determination Date was the Valuation Date next preceding the date of such loan request; provided, however, that the amount of such loan shall not exceed $50,000 reduced by the highest outstanding balance of loans from the Trust Fund during the one-year period ending on the day before the date on which such loan is made or modified. Such loans shall be made available to all Participants on a reasonably equivalent basis.

          (c) Loans shall be made on such terms as the Committee may prescribe, provided that any such loan shall be evidenced by a note, shall bear a reasonable rate of interest on the unpaid principal thereof, and shall be secured by the Participant's Accounts and such other security as the Committee in its discretion deems appropriate.

          (d) Loans shall be repaid by the Participant by payroll deductions or any other methods approved by the Committee which require level amortization of principal and repayments not less frequently than quarterly. Such loans shall be repaid over a period not to exceed 5 years in accordance with procedures established by the Committee from time to time.

          (e) Loans shall be deemed made from the Participant's Accounts. Amounts necessary to fund such loan shall be transferred from amounts credited to the respective Accounts invested in the respective Funds in accordance with the following order:

               (i)   from the Accounts indicated in the Money Market Fund:

                     (A)  first, the After-Tax Account;

                     (B)  second, the Prior Plan Account;

                     (C) third, either the McHenry Plan Account or Heritage Plan Account, as applicable;

                     (D)  fourth, the Vested Employer Account;

                     (E)  fifth, the Before-Tax Account;

                     (F)  sixth, the Matching Account; and

                     (G)  seventh, the Employer Contribution Account.

               (ii) from the Accounts invested in the Fixed Income Fund, in the order set forth in (i) above;

               (iii) from the Accounts invested in the Balanced Fund, in the order set forth in (i) above;

               (iv) from the Accounts invested in the Equity Fund, in the order set forth in (i) above; and

               (v) from the Accounts investment in the First Midwest Stock Fund, in the order set forth in (i) above.

The portion of each Account used to secure the loan shall be held for the benefit of the Participant and treated in the manner described in
Section 4.2(b). Loan repayments shall be credited to the

Accounts in the manner described in Section 4.4 and invested in the separate Funds in accordance with the Participant's investment directions applicable to contributions in effect under Section 9.5 at the time of the repayment. Upon the occurrence of a Participant's Determination Date, the unpaid balance of any loan shall be charged against the Accounts from which made to the extent not repaid before distribution to the Participant.

     6.9  Withdrawals Prior to Termination of Employment.
          ----------------------------------------------

          (a) Subject to paragraph (b) below, a Participant who has not incurred his Severance Date may, upon the determination by the Committee that he has incurred a financial hardship, make a withdrawal from his After-Tax Account and, to the extent necessary, his Before-Tax Account. In any case where the Participant claims financial hardship, he shall submit a written request for such distribution in accordance with procedures prescribed by the Committee. The Committee shall determine whether the Participant has a "financial hardship" on the basis of such written request in accordance with this Section 6.9, and such determination shall be made in a uniform and nondiscriminatory manner. The Committee shall only make a determination of "financial hardship" if the distribution to be made is made on account of (A) an immediate and heavy financial need of the Participant and (B) the amounts to be distributed from the Participant's After-Tax Account and Before-Tax Account are necessary to satisfy the Participant's need.

          (b) The determination of whether a Participant has an immediate and heavy financial need is to be made by the Committee on the basis of all relevant facts and circumstances. A distribution will be deemed to be on account of an immediate and heavy financial need only if made on account of:

               (i) Medical expenses described in Section 213(d) of the Code incurred by the Participant, the Participant's spouse or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for these persons to obtain such medical care;

               (ii) The purchase (excluding mortgage payments) of a principal residence for the Participant;

               (iii) Payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Participant, the Participant's spouse, for children or dependents;

               (iv) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

               (v) Any other event or expense deemed an immediate and heavy financial need by the Committee or by Department of the Treasury regulations.

          (c) The determination of whether a distribution is necessary to satisfy the immediate and heavy financial need of the Participant shall be made by the Committee on the basis of all relevant facts and circumstances, provided, however, that this requirement shall be met only if the Participant reasonably demonstrates that all of the following requirements are satisfied:

               (i) the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; and

               (ii) the Participant has obtained all distributions (other than hardship distributions) and all nontaxable loans currently available under the Plan;

               (iii) the Participant will not make any Before-Tax Contributions for twelve months after receiving the hardship distribution; and

               (iv) the Participant's Before-Tax Contributions in the Plan Year following the Plan Year of the hardship distribution do not exceed the limitations in Section 3.2(a) applicable to such following Plan Year, minus the amount of his Before-Tax Contributions for the Plan Year of the hardship distribution.

          (d) Any withdrawals under this Section shall not reduce the non-forfeitable portion of the Participant's Account below the amount of the balance of any outstanding loan made pursuant to Section 6.8. Withdrawals on account of hardship shall be further limited by paragraph (e) below.

          (e) Distributions from the Participant's Before-Tax Account on account of hardship pursuant to this Section 6.9 shall not exceed the lesser of:

               (i) the amount needed to relieve the immediate and heavy financial need;

               (ii) the balance of the Participant's Before-Tax Account at the time of the distribution; or

               (ii) (A) the sum of the balance of the Before-Tax Contribution as of December 31, 1988 plus the Participant's Before-Tax Contributions made on or after January 1, 1989, reduced by (B) the aggregate amount distributed from the Participant's Before-Tax Account on or after January 1, 1989.

          (f) Notwithstanding the foregoing, if a Participant is married at the time he requests a withdrawal, no such withdrawal shall be permitted without the written consent of the Participant's spouse, which shall be witnessed by a notary public or a Plan representative.

     6.10  Facility of Payment.  When, in the Committee's opinion, a Participant
           -------------------
or beneficiary is under a legal disability or is incapacitated in any way so as to be unable to manage his affairs, the Committee may direct the Trustee to make payments:

           (a) directly to the Participant or beneficiary;

           (b) to a duly appointed guardian or conservator of the Participant or beneficiary;

           (c) to a custodian for the Participant or beneficiary under the Uniform Gifts to Minors Act;

           (d) to an adult relative of the Participant or beneficiary; or

           (e) directly for the benefit of the Participant or beneficiary.

Any such payment shall constitute a complete discharge therefor with respect to the Trustee and the Committee.

     6.11  Claims Procedure.
           ----------------

           (a) Any person who believes that he is then entitled to receive a benefit under the Plan, including one greater than that initially determined by the Committee, may file a claim in writing with the Committee.

           (b) The Committee shall within 90 days of the receipt of a claim either allow or deny the claim in writing. A denial of a claim shall be written in a manner calculated to be understood by the claimant and shall include:

               (i)   the specific reason or reasons for the denial;

               (ii) specific references to pertinent Plan provisions on which the denial is based;

               (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

               (iv)  an explanation of the Plan's claim review procedure.

          (c) A claimant whose claim is denied (or his duly authorized representative) may, within 60 days after receipt of denial of his claim:

               (i)   submit a written request for review to the Committee;

               (ii)  review pertinent documents; and

               (iii) submit issues and comments in writing.

          (d) The Committee shall notify the claimant of its decision on review within 60 days of receipt of a request for review. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

          (e)  The 90-day and 60-day periods described in subsections (b) and
(d), respectively, may be extended at the discretion of the Committee for a second 90- or 60-day period, as the case may be, provided that written notice of the extension is furnished to the claimant prior to the termination of the initial period, indicating the special circumstances requiring such extension of time and the date by which a final decision is expected.

          (f) Participants and beneficiaries shall not be entitled to challenge the Committee's determinations in judicial or administrative proceedings without first complying with the procedures in this Article. The Committee's decisions made pursuant to this Section are intended to be final and binding on Participants, beneficiaries and others.

     6.12 Eligible Rollover Distributions.
          -------------------------------

          (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article 6, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (b) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (c) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (d) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          (e) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE 7
                          Top-Heavy Plan Requirements
                          ---------------------------

     7.1  Definition of Top-Heavy Plan.  The Plan shall be Top-Heavy with
          ----------------------------
respect to a Plan Year if it is a member of a Required Aggregation Group and the present value of the accrued benefits for Key Employees under all plans in the Aggregation Group exceeds 60% of the present value of the accrued benefits for all employees under all plans in the Aggregation Group. This ratio shall be computed as provided in Section 416(g) of the Code. Such present values shall be determined as of the last day of the preceding Plan Year of each plan. If all plans in the Aggregation Group do not have the same Plan Year, then such present values shall be determined as of the last day of each Plan Year ending in the same calendar year as the last day of the preceding Plan Year of this Plan. Under a defined contribution plan, such present values shall be determined by aggregating the value of all accounts of all Key Employees and all employees respectively. As used in this Section, the term "accounts" includes certain prior distributions, Employer contributions payable to the Plan, employee contributions, and rollover accounts, if any, all in accordance with Section 416(g) of the Code or regulations thereunder.

     7.2  Top-Heavy Plan Requirements.  Notwithstanding any provision of the
          ---------------------------
Plan to the contrary but subject to the Company's right to terminate the Plan, the following provisions shall apply with respect to any Plan Year in which the Plan is Top-Heavy.

          (a)  Minimum Vesting.  Effective as of the first day of such Plan
               ---------------
Year, the following vesting schedule shall be substituted for the schedules set forth in Section 5.6, except to the extent, with respect to any Participant, a schedule in Section 5.6 applicable to such Participant produces a larger Plan benefit:

                                             The Nonforfeitable
             If His Years of                 Percentage of His
              Service Shall                 Employer Contribution
               Have Been                      Account Shall Be
               ---------                     -----------------

             2 but less than 3                       20%
             3 but less than 4                       40%
             4 but less than 5                       60%
             5 but less than 6                       80%
                6 or more                           100%

          (b)  Minimum Contribution.  All Participants who are Non-Key Employees
               --------------------
participating in the Plan are also participants in a defined benefit plan maintained by the Employer. Consequently, any minimum benefits required due to the top-heavy status of this Plan will be provided in such defined benefit plan. If the defined benefit plan is terminated and if the Required Aggregation Group is top-heavy, the Employer shall make a supplemental contribution to the Vested Employer Accounts and Employer Contribution Account of any such Participant, in an amount sufficient for the total amount of Employer contributions allocated to accounts of such Participant to equal 5% of such Participant's Total Compensation for such Plan Year. For purposes of this subsection, the term "Participant" means a Participant who was employed by the Employer on the last day of a Plan Year in which the Plan is Top-Heavy.

     7.3  Definitions.  For purposes of this Article:
          -----------

          (a)  A "Key Employee" is any current or former employee described in
Section 416(i)(1) of the Code or his beneficiary. The compensation used in determining whether any such employee is a Key Employee shall be based on such employee's Total Compensation from the Employer (including all Affiliates) for the applicable Plan Year, including amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Section 125, 402(e)(3), 402(h) or 403(b).

          (b) A "Non-Key Employee" is an employee of the Employer other than a Key Employee.

          (c)  "Employer" means the Employer and all Affiliates.

          (d) "Aggregation Group" means a group of qualified plans consisting of this Plan and certain other defined contribution plans and defined benefit plans maintained by the Employer which are aggregated for purposes of determining whether the group as whole is Top-Heavy. The Aggregation Group includes plans which must be aggregated for this purpose (the "Required Aggregation Group") and other plans which are aggregated for this purpose (the "Permissive Aggregation Group").

          (e)  The "Required Aggregation Group" shall include:

               (i)   each employee benefit plan of the Employer qualified under
     Section 401(a) of the Code in which a Key Employee is a participant; and

               (ii) each other qualified plan which enables any plan described in (i) to meet the anti-discrimination or coverage requirements of the Code.

          (f) The "Permissive Aggregation Group" includes such other qualified plan or plans of the Employer as the Committee may in its discretion elect, provided the inclusion of any such plan in the Aggregation Group does not cause it to fail to meet the anti-discrimination or coverage requirements of the Code.

     7.4  Cessation of Top-Heavy Requirements.
          -----------------------------------

          (a) Once the Plan has been Top-Heavy but is no longer Top-Heavy, this Article shall be inapplicable except as provided in this Section.

          (b) The vesting schedule set forth in Section 7.2(a) shall continue to apply to a Participant who had 5 or more Years of Service as of the last day on which the Plan was Top-Heavy.

          (c) The Employer Contribution Account of any other Participant constituted as of the last day on which the Plan was Top-Heavy shall be separately accounted for as a subaccount until the nonforfeitable percentage of his Employer Contribution Account pursuant to Section 5.6 equals or exceeds the nonforfeitable percentage of his Employer Account on the last day on which the Plan was Top-Heavy. In the event such Participant shall resign or be dismissed from the employ of the Employer while a subaccount is being maintained, his nonforfeitable interest in such subaccount shall be computed pursuant to Section
5.6 but using the same nonforfeitable percentage as was applicable to him on the last day on which the Plan was Top-Heavy.

                                   ARTICLE 8
                      Powers and Duties of Plan Committee
                      -----------------------------------

     8.1  Appointment of Plan Committee.
          -----------------------------

          (a) The Board of Directors of the Company (the "Board of Directors") shall name a Plan Committee (the "Committee") to consist of not less than 3 persons to serve as administrator and named fiduciary of the Plan. Any person, including directors, shareholders, officers and employees of the Company, shall be eligible to serve on the Committee. Every person appointed a member of the Committee shall signify his acceptance in writing to the Board of Directors.

          (b) Members of the Committee shall serve at the pleasure of the Board of Directors and may be removed by the Board of Directors at any time with or without cause. Any member of the Committee may resign by delivering his written resignation to the Board of Directors, and such resignation shall become effective at delivery or at any later date specified therein. Vacancies in the Committee shall be filled by the Board of Directors.

          (c) Usual and reasonable expenses of the Committee may be paid in whole or in part by the Employers and any such expenses not paid by the Employers shall be paid by the Trustee out of the principal or income of the Trust Fund. The members of the Committee who are employees of the Employer or any Affiliate shall not receive any compensation for their services as such.

     8.2  Powers and Duties of Committee.  The Company shall have final and
          ------------------------------
binding authority to control and manage the operation and administration of the Plan, including all rights and powers necessary or convenient to the carrying out of its functions hereunder, whether or not such rights and powers are specifically enumerated herein. The Committee shall have the specific delegated powers and duties described in this Article 8, and such further powers and duties as may be delegated to it by the Company. In exercising its responsibilities hereunder, the Committee may manage and administer the Plan through the use of agents who may include employees of the Employer.

     Without limiting the generality of the foregoing, and in addition to the other powers set forth in this Article 8, the Committee shall have the following express authorities:

          (a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder.

          (b) To prescribe procedures to be followed by Participants or beneficiaries filing applications for benefits.

          (c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan.

          (d) To receive from the Employers, Participants and others such information as shall be necessary for the proper administration of the Plan.

          (e) To furnish the Company upon request such annual and other reports with respect to the administration of the Plan as are reasonable and appropriate.

          (f) To receive, review and maintain on file reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee.

     8.3  Committee Procedures.
          --------------------

          (a) The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs.

          (b) A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of the majority of the members of the Committee present at the meeting. The Committee may act without a meeting by written consent of a majority of its members.

          (c) The Committee may elect one of its members as chairman and may appoint a secretary, who may or may not be a Committee member, and shall advise the Trustee and the Employer of such actions in writing. The secretary shall keep a record of all actions of the Committee and shall forward all necessary communications to the Employer or the Trustee.

          (d) Filing or delivery of any document with or to the secretary of the Committee in person or by registered or certified mail, addressed in care of the Employer, shall be deemed a filing with or delivery to the Committee.

     8.4  Consultation with Advisors.  The Committee (or any fiduciary
          --------------------------
designated by the Committee pursuant to Section 8.8) may employ or consult with counsel, actuaries, accountants, physicians or other advisors (who may be counsel, actuaries, accountants, physicians or other advisors for the Employer).

     8.5  Committee Members as Participants.  Any Committee member may also be a
          ---------------------------------
Participant, but no Committee member shall have power to take part in any discretionary decision or action affecting his own interest as a Participant under this Plan unless such decision or action is upon a matter which affects all other Participants similarly situated and confers no special right, benefit or privilege not simultaneously conferred upon all other such Participants.

     8.6  Records and Reports.  The Committee shall take all such action as it
          -------------------
deems necessary or appropriate to comply with governmental laws and regulations relating to the maintenance of records, notifications to Participants, registrations with the Internal Revenue Service, reports to the U.S. Department of Labor and all other requirements applicable to the Plan.

     8.7  Investment Policy.
          -----------------

          (a) The Committee from time to time shall determine the short-term and long-term financial needs of the separate Investment Funds comprising the Trust Fund and such needs shall be communicated from time to time to the Trustee, Investment Managers or others having responsibility and control of the Trust Fund.

          (b) Subject to subsection (c) below, the Trustee shall have the exclusive authority and discretion to manage and control the assets of the respective Investment Funds pursuant to the investment policy determined by the Committee.

          (c)  The Committee may in its discretion:

               (i) appoint one or more Investment Managers to manage (including the power to direct the Trustee to acquire or dispose of) any assets of the Plan pursuant to the investment policy determined by the Committee, in which case the Trustee shall not be liable for the acts or omissions of any such Investment Manager or be under an obligation to invest or otherwise manage any asset of the Plan which is subject to the management of any such Investment Manager; and

               (ii) direct the Trustee with respect to the investment of the assets of the Plan in any mutual fund, insurance company separate account or collective investment fund maintained by a bank or trust company (including but not limited to such funds maintained by the Trustee or any affiliate thereof), or similar pooled investment vehicle, pursuant to the investment policy of any Investment Fund determined by the Committee.

          (d) For purposes of this Section 8.7, an Investment Manager shall mean (i) a registered investment adviser under the Investment Advisers Act of 1940, (ii) a bank as defined in such Act, or (iii) an insurance company qualified under the laws of more than one state to manage, acquire and dispose of plan assets. Any Investment Manager appointed by the Committee shall acknowledge in writing that it is a fiduciary with respect to the Plan.

     8.8  Designation of Other Fiduciaries.  The Committee may designate in
          --------------------------------
writing other persons to carry out a specified part or parts of its responsibilities hereunder (including the power to designate other persons to carry out a part of such designated responsibility), but not including the power to appoint Investment Managers. Any such designation shall be accepted by the designated person, who shall acknowledge in writing that he is a fiduciary with respect to the Plan.

     8.9    Obligations of Committee.
            ------------------------

            (a) The Committee or its properly authorized delegate shall make such determinations as are necessary to accomplish the purposes of the Plan with respect to individual Participants or classes of such Participants. The Employer shall notify the Committee of facts relevant to such determinations, including, without limitation, length of service, compensation for services, dates of death, permanent disability, granting or terminating of leaves of absence, ages, retirement and termination of service for any reason (but indicating such reason), and termination of participation. The Employer shall also be responsible for notifying the Committee of any other facts which may be necessary for the Committee to discharge its responsibilities hereunder.

            (b) The Committee is hereby authorized to act solely upon the basis of such notifications from the Company and to rely upon any document or signature believed by the Committee to be genuine and shall be fully protected in so doing. For the purpose of this Section, a letter or other written instrument signed in the name of the Company by any officer thereof shall constitute a notification therefrom; except that any action by the Company or its Board of Directors with respect to the appointment or removal of a member of the Committee or the amendment of the Plan and Trust or the designation of a group of employees to which the Plan is applicable shall be evidenced by an instrument in writing, signed by a duly authorized officer or officers, certifying that said action has been authorized and directed by a resolution of the Board of Directors of the Company.

            (c) The Committee shall notify the Trustee of its actions and determinations affecting the responsibilities of the Trustee and shall give the Trustee directions as to payments or other distributions from the Trust Fund to the extent they may be necessary for the Trustee to fulfill the terms of the Trust Agreement.

            (d) The Committee shall be under no obligation to enforce payment of contributions hereunder or to determine whether contributions delivered to the Trustee comply with the provisions hereof relating to contributions, and is obligated only to administer this Plan pursuant to the terms hereof.

     8.10   Indemnification of Committee.  The Employers shall indemnify members
            ----------------------------
of the Committee and its authorized delegates who are employees of the Employer for any liability or expenses, including attorneys' fees, incurred in the defense of any threatened or pending action, suit or proceeding by reason of their status as members of the Committee or its authorized delegates, to the full extent permitted by the law of the Employer's state of incorporation.

                                   ARTICLE 9
                            Trustee and Trust Fund
                            ----------------------

     9.1  Trust Fund.  A Trust Fund to be known as the First Midwest Bancorp
          ----------
Savings and Profit Sharing Trust (herein referred to as the "Trust" or the "Trust Fund") has been established by the execution of a trust agreement with one or more Trustees and is maintained for the purposes of this Plan. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust, for the benefit of the Participants and their beneficiaries.

     9.2  Payments to Trust Fund and Expenses.  All contributions hereunder will
          -----------------------------------
be paid into and credited to the Trust Fund and all benefits hereunder and expenses chargeable thereto will be paid from the Trust Fund and charged thereto.

     9.3  Trustee's Responsibilities.  The powers, duties and responsibilities
          --------------------------
of the Trustee shall be as set forth in the Trust Agreement and nothing contained in this Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

     9.4  Reversion to the Employer.  The Employer has no beneficial interest in
          -------------------------
the Trust Fund and no part of the Trust Fund shall ever revert or be repaid to the Employer, directly or indirectly, except that the Employer shall upon written request have a right to recover:

          (a) within one year of the date of payment of a contribution by the Employer, any amount (less any losses attributable thereto) contributed through a mistake of fact;

          (b) within one year of the date on which any deduction for a contribution by the Employer under Section 404 of the Code is disallowed, an amount equal to the amount disallowed (less any losses attributable thereto); and

          (c) at the termination of the Plan, any amounts remaining in the Excess Forfeiture Suspense Account.

     9.5  Investment Options.  Each Participant shall direct the Trustee with
          ------------------
respect to the Investment Fund or Funds in which the Participant's contributions and Accounts are to be invested.

          (a) Subject to the discretion of the Committee to establish additional Funds or to consolidate Funds, Funds shall be maintained as follows:

               (i) At least one Fund shall be established, maintained and invested with the objective of protection of principal and substantial liquidity, with a rate of return consistent with such objective.

               (ii) A second Fund shall be established, maintained and invested in common stock of the Company purchased (i) in the open market, (ii) by participation in a dividend reinvestment or similar plan available to stockholders of the Company, or (iii) privately from the Company or any other person; provided that amounts allocated to this Fund may be invested in short-term interest bearing accounts to facilitate investments in common stock of the Company, transfers among Funds or distributions to Participants.

               (iii) At least two additional Funds shall be established, maintained and invested with objectives which, when combined with the other Funds, provide Participants with the opportunity to designate the investment of their Accounts among Funds providing a range of risk and return consistent with the requirements of the regulations of the Department of Labor under Section 404(c) of ERISA.

               (iv) With respect to any Participant that participated in the Heritage Plan on September 30, 1998, a Fund holding Employer securities transferred to this Plan from the Heritage Plan as part of the merger of the Heritage Plan into this Plan effective October 1, 1998.

          (b) A Participant shall designate the Fund or Funds into which any contributions made to the Plan on behalf of the Participant shall be invested at the time of initial Participation in the Plan. Thereafter, a Participant may change the mix of the investment of future contributions and may transfer existing Account balances among the Funds in accordance with procedures established by the Committee from time to time. Notwithstanding any other provision of the Plan, a Participant may not direct that any contributions to the Plan be invested in, and no existing Account balances may be transferred to, the Heritage Fund. However, existing Account balances invested in the Heritage Fund may be transferred from the Heritage Fund to any other Fund maintained under the Plan under such rules as may be established and uniformly applied by the Committee from time to time.

          (c) Designations under this Section 9.5 shall be made by filing with the Committee the appropriate written form required thereby at such times and in accordance with such procedures and limitations as the Committee may from time to time establish. The Trustee shall invest the assets of the Plan attributable to the Participant's Accounts in accordance with such properly filed designations.

     9.6  Rollover from Prior Plan.  Notwithstanding any other provision
          ------------------------
contained in this Plan, the Trustee, at the written direction of the Committee, may accept and hold for the account of a Participant, funds transferred from an Employer's trust described in Section 401(a) of the Code, and which is exempt from tax under Section 501(a) of the Code, and which: (1) relates to the merger of the Heritage Plan into the Plan effective October 1, 1998; (2) relates to the merger of the McHenry Plan into the Plan effective December 31, 1997; or (3) is or was maintained by either the Continental Illinois Bank of Deerfield, N.A., or the Continental Bank of Buffalo Grove, N.A., so long as such transferred amount constitutes an eligible rollover distribution, within the meaning of Code
Section 402(c)(4) or any corresponding predecessor Code Section, from the transferor plan. In the event of such a transfer, the Trustee shall establish and maintain a Prior Plan Account, consisting of any employer and rollover contributions to the Prior Plan and adjustments relating thereto, and an After-Tax Account, consisting of any after-tax contributions to the Prior Plan and adjustments relating thereto, in the name of the Participant, which Accounts shall not be forfeitable for any reason. As regards the Heritage Plan and the McHenry Plan, however, a Heritage Plan Account and McHenry Plan Account, respectively, shall be established with respect to the employer contributions accrued under the Heritage Plan and McHenry Plan, which Accounts shall vest in accordance with Section 5.6. Furthermore, all benefits accrued under the Heritage Plan and McHenry Plan, shall be separately accounted for and subject to the optional forms of benefit set forth in Sections 6.2(b) and 6.3. All funds or assets which are transferred to the Prior Plan Account and the After-Tax Account shall be invested and accounted for separately; provided that to the extent that any such balances have been generated by after-tax contributions of the Participant, such Participant and his spouse may withdraw such amounts to the extent of their after-tax contributions on request to the Committee in writing. Assets in the Prior Plan Account and After-Tax Account shall be accounted for in such manner as shall be determined by the Trustee.

                                  ARTICLE 10
                           Amendment or Termination
                           ------------------------

     10.1  Amendment.  The Company reserves the right to amend this Plan at any
           ---------
time to take effect retroactively or otherwise, in any manner which it deems desirable including, but not by way of limitation, the right to increase or diminish contributions to be made by the Employer hereunder, to change or modify the method of allocation of its contributions, to change any provision relating to the distribution or payment, or both, of any assets of the Trust.

     10.2  Termination. The Company further reserves the right to terminate this
           -----------
Plan at any time.

     10.3  Form of Amendment, Discontinuance of Employer Contributions, and
           ----------------------------------------------------------------
Termination. Any such amendment, discontinuance of Employer Contributions or
-----------
termination shall be made only by resolution of the Board of Directors of the Company.

     10.4  Limitations on Amendments. The provisions of this Article are subject
           -------------------------
to the following restrictions:

           (a) Except as provided in Section 9.4, no amendment shall operate either directly or indirectly to give the Employer any interest whatsoever in any funds or property held by the Trustee under the terms hereof, or to permit corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries.

           (b) Except to the extent necessary to conform to the laws and regulations or to the extent permitted by any applicable law or regulation, no amendment shall operate either directly or indirectly to deprive any Participant of his nonforfeitable beneficial interest in his Accounts as they are constituted at the time of the amendment.

           (c) No amendment shall change any vesting schedule unless each Participant who has completed 3 or more Years of Service is permitted to elect to have the nonforfeitable percentage of his Employer Account computed under the Plan without regard to such amendment. The period for making such amendment shall expire no later than the latest of the following dates: (i) the date which is 60 days after the date the Plan amendment is adopted, (ii) the date which is 60 days after the date the Plan amendment becomes effective, or (iii) the date which is 60 days after the Participant is issued written notice of the Plan amendment by the Committee. Notwithstanding the foregoing, no election need be offered to a Participant whose nonforfeitable percentage of his Employer Contribution Account cannot at any time be lower than such percentage determined without regard to such amendment.

          (d) Except as permitted by applicable law, no amendment shall eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit.

     10.5  Level of Benefits upon Merger.  This Plan shall not merge or
           -----------------------------
consolidate with, or transfer assets or liabilities to, any other plan, unless each Participant shall be entitled to receive a benefit immediately after said merger, consolidation or transfer (if such other plan were then terminated) which shall be not less than the benefit he would have been entitled to receive immediately before said merger, consolidation or transfer (if this Plan were then terminated).

     10.6  Vesting upon Termination or Discontinuance of Employer Contributions;
           ---------------------------------------------------------------------
Liquidation of Trust.
--------------------

           (a) This Plan shall be deemed terminated if and only if the Plan terminates by operation of law or pursuant to Section 10.2. In the event of any termination or partial termination within the meaning of the Code, or in the event the Employer permanently discontinues the making of contributions to the Plan, the Employer Contribution Account of each affected Participant who is employed by the Employer on the date of the occurrence of such event shall be nonforfeitable; provided, however, that in no event shall any Participant or beneficiary have recourse to other than the Trust Fund for the satisfaction of benefits hereunder.

           (b) In the event an Employer permanently discontinues the making of contributions to the Plan, the Trustee shall make or commence distribution to each Participant or his beneficiaries of the value of such Participant's Accounts as provided herein within the time prescribed in Article 6. However, if, after such discontinuance the Company shall determine it to be impracticable to continue the Trust any longer, the Company may, in its discretion, declare a date to be the Determination Date for all Participants whose Determination Date has not yet occurred, and the Trustee shall thereupon, as promptly as shall then be reasonable under the circumstances, liquidate the Trust assets and distribute to each such Participant his Accounts in the Trust Fund. Such date shall also constitute the final distribution date for each Participant or beneficiary whose Accounts are being distributed in installments. Upon completion of such liquidation and distribution, the Trust shall finally and completely terminate.

           (c) The liquidation of the Trust, if any, in connection with any Plan termination shall be accomplished by the Committee acting on behalf of the Company. After directing that sufficient funds be set aside to provide for the payment of all expenses incurred in the administration of the Plan and the Trust, to the extent not paid or provided for by the Employer, the Committee shall, as promptly as shall then be reasonable under the circumstances, liquidate the Trust assets and distribute to each Participant his Accounts in the Trust Fund. Upon completion of such liquidation and distribution, the Trust shall finally and completely terminate. In the event the Committee is no longer in existence, the actions to be taken by the Committee pursuant to this Section shall be taken by the Trustee.

                                  ARTICLE 11
                            Adoption by Affiliates
                            ----------------------

     11.1  Adoption of Plan.  Any Affiliate may adopt this Plan for the benefit
           ----------------
of its eligible employees if authorized to do so by a resolution or the terms of an agreement approved by the Board of Directors of the Company. Such adoption shall be by resolution of such Affiliate's board of directors, a certified copy of which shall be filed with the Company, the Committees and the Trustee. Upon such adoption, such Affiliate shall become an "Employer."

     11.2  The Company as Agent for Employer.  Each Employer which has adopted
           ---------------------------------
this Plan pursuant to Section 11.1 hereby irrevocably gives and grants to the Company full and exclusive power conferred upon it by the terms of the Plan and Trust to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to the Plan, including sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust, and each such Employer, by adopting this Plan, irrevocably appoints the Company its agent for such purposes. Neither the Trustee nor the Committee nor any other person shall have any obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that all persons shall deal solely with the Company as if it were the sole company which had adopted this Plan. Each such Employer shall contribute such amounts as determined under Article 3.

     11.3  Adoption of Amendments.  Any Employer which adopts this Plan pursuant
           ----------------------
to Section 11.1 may amend this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Company.

     11.4  Termination.  Any Employer which adopts this Plan pursuant to Section
           -----------
11.1 may terminate this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors.

     11.5  Data to be Furnished by Employers.  Each Employer which adopts this
           ---------------------------------
Plan pursuant to Section 11.1 shall furnish information and maintain such records with respect to its employee Participants as called for hereunder, and its determinations and notifications with respect thereto shall have the same force and effect as comparable determinations by the Company with respect to its employee Participants.

     11.6  Joint Employees.  If a Participant receives Considered Compensation
           ---------------
simultaneously from more than one Employer, the total amount of such Considered Compensation shall be considered for the purposes of the Plan, and the respective Employers shall share in contributions to the Plan on account of said Participant based on the Considered Compensation paid to such Participant by the Employer.

     11.7   Expenses.  To the extent that the Employers shall pay any of the
            --------
necessary expenses incurred in the administration of the Plan or Trust pursuant to the Trust, then each Employer shall pay such portion thereof as the Company shall determine.

     11.8   Withdrawal. An Employer may withdraw from the Plan by giving 60
            ----------
days' written notice of its intention to the Company and the Trustee, unless a shorter notice shall be agreed to by the Company.

     11.9   Prior Plans.  If an Employer adopting the Plan already maintains a
            -----------
defined contribution plan covering employees who will be covered by this Plan, it may, with the consent of the Company, provide in its resolution adopting this Plan for the termination of its own Plan or for the merger, restatement and continuation, of its own plan by this Plan. In either case, such Employer may, subject to the approval of the Company, provide in its resolution of adoption of this Plan for the transfer of the assets of such plan to the Trust for this Plan for the payment of benefits accrued under such other plan. Any such plan is referred to herein as a "Prior Plan".

     11.10  Merger of the Heritage Plan into the Plan. Effective October 1,
            -----------------------------------------
1998, the Heritage Plan shall be merged into this Plan. Notwithstanding any other provision of this Plan, for all purposes other than eligibility to participate, as provided in Section 2.1 of this Plan, the terms, conditions and benefits of this Plan with respect to participants in the Heritage Plan on September 30, 1998 shall, for the period commencing on October 1, 1998 and ending on December 31, 1998, subject to amendment in accordance with the terms of this Plan, be governed by the provisions of the Heritage Plan as in effect on September 30, 1998, which provisions are incorporated into this Plan by this reference as if fully set forth herein verbatim; provided, however, that: (i) service with the Company and any of its Affiliates shall be deemed to be service with the "Employer," as defined in Section 1.13 of the provisions of the Heritage Plan, for purposes of determining a Heritage Employee's "Year of Service" under Section 1.51 of the provisions of the Heritage Plan; and (ii) the Trustee of this Plan shall constitute the "Trustee" under Section 1.48 of the provisions of the Heritage Plan. On and after January 1, 1999, the provisions of this Plan as amended from time to time, and without respect to the provisions of the Heritage Plan, shall govern the terms, conditions and benefits of employees who previously participated in the Heritage Plan.

                                  ARTICLE 12
                                 Miscellaneous
                                 -------------

     12.1  No Guarantee of Employment, etc. Neither the creation of the Plan nor
           -------------------------------
anything contained in the Plan or Trust Agreement shall be construed as giving any Participant hereunder or other employee of the Employer any right to remain in the employ of the Employer, any equity or other interest in the assets, business or affairs of the Employer, or any right to complain about any action taken or any policy adopted or pursued by the Employer.

     12.2  Rights of Participants and Others.
           ---------------------------------

           (a) Except as provided in the Plan with respect to loans to a Participant, no Participant shall have any right to sell, assign, pledge, hypothecate, anticipate or in any way create a lien upon any part of the Trust Fund. Except to the extent required by law or provided in the Plan, no interest in the Trust Fund, or any part thereof, shall be assignable in or by operation of law, or be subject to liability in any way for the debts or defaults of Participants, their beneficiaries, spouses or heirs-at-law, whether to the Employer or to others.

           (b) Prior to the time that distributions are to be made hereunder, the Participants, their spouses, beneficiaries, heirs-at-law or legal representatives shall have no right to receive cash or other things of value from the Employer or the Trustee from or as a result of the Plan and Trust.

     12.3  Qualified Domestic Relations Order.  Notwithstanding anything in this
           ----------------------------------
Plan to the contrary, the Committee shall distribute a Participant's Accounts, or any portion thereof, in accordance with the terms of any domestic relations order entered on or after January 1, 1985, which the Committee determines to be a qualified domestic relations order described in Section 414(p) of the Code. Further notwithstanding any other provision of this Plan to the contrary, effective as of September 1, 1997, such distribution of a Participant's Accounts or any portion thereof, to an alternate payee under a qualified domestic relations order shall, unless such order otherwise provides, be made in one lump sum as soon as administratively practicable after the Committee has determined that a domestic relations order is a qualified domestic relations order described in Code Section 414(p).

     12.4  Controlling Law.  To the extent not preempted by the laws of the
           ---------------
United States of America, the laws of the State of Illinois shall be controlling state law in all matters relating to the Plan.

     12.5  Severability.  If any provision of this Plan shall be held illegal or
           ------------
invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

     12.6  Notification of Addresses. Each Participant and each beneficiary of a
           -------------------------
deceased Participant shall file with the Committee from time to time in writing his post-office address and each change of post-office address. Any communication, statement or notice addressed to the last post-office address filed with the Committee, or if no such address was filed with the Committee, then to the last post-office address of the Participant or beneficiary as shown on the Employer's records, will be binding on the Participant and his beneficiary for all purposes of this Plan and neither the Committee nor the Employer shall be obliged to search for or ascertain the whereabouts of any Participant or beneficiary.

     12.7  Gender and Number.  Whenever the context requires or permits, the
           -----------------
gender and number of words shall be interchangeable.

                                   * * * * *

     IN WITNESS WHEREOF, in accordance with the authorizations and directions of the Board of Directors at First Midwest Bancorp, Inc., this First Midwest Bancorp Savings and Profit Sharing Plan, as Amended and Restated Effective January 1, 1998, Except as Expressly Provided Otherwise, is hereby adapted on behalf of the Company, effective as of such date, by the undersigned duly authorized officer.


                              FIRST MIDWEST BANCORP, INC.


                              By: /s/ Robert P. O'Meara
                                 ----------------------------------
                                 Robert P. O'Meara
                                 Chairman and Chief Executive Officer



ATTEST:


/s/ James M. Roolf
----------------------------
Corporate Secretary

                             FIRST MIDWEST BANCORP

                        SAVINGS AND PROFIT SHARING PLAN
                        -------------------------------


     In accordance with the authorizations and directions of the Board of Directors of First Midwest Bancorp, Inc., the attached First Midwest Bancorp Savings and Profit Sharing Plan, As Amended and Restated Effective January 1, 1998, Except as Expressly Provided Otherwise, is hereby adopted effective as of such date by the undersigned duly authorized officers.

                              FIRST MIDWEST BANCORP, INC.


                              By: /s/ Robert P/ O'Meara
                                  -------------------------------
                                  Robert P. O'Meara
                                  Chairman and Chief Executive Officer



ATTEST:


/s/ James M. Roolf
----------------------------------------
James M. Roolf
Corporate Secretary

                             FIRST MIDWEST BANCORP



                        SAVINGS AND PROFIT SHARING PLAN

                                    ******

                           SUMMARY PLAN DESCRIPTION

                             RELATING TO THE PLAN

                                 AS IN EFFECT

                                JANUARY 1, 2000

                     This booklet, dated January 1, 2000,
                    makes up part of a prospectus covering
                     securities that have been registered
                       under the Securities Act of 1933.

                             FIRST MIDWEST BANCORP
                        SAVINGS AND PROFIT SHARING PLAN
                               TABLE OF CONTENTS

                                                                                               Page #
                                                                                               ------
GENERAL INFORMATION ABOUT THE PLAN............................................................   1

DESCRIPTION OF THE FIRST MIDWEST
     SAVINGS AND PROFIT SHARING PLAN..........................................................   2

WHAT ARE THE PURPOSES OF THE PLAN?............................................................   2

WHAT ARE THE PURPOSES OF THIS BOOKLET?........................................................   2

WHEN AM I ELIGIBLE TO JOIN THE PLAN?..........................................................   2

HOW MUCH CAN I ELECT TO CONTRIBUTE TO THE PLAN?...............................................   3

HOW MUCH WILL FIRST MIDWEST CONTRIBUTE
     TO THE PLAN ON MY BEHALF?................................................................   5

WHAT COMPENSATION IS TAKEN INTO ACCOUNT
     FOR PURPOSES OF PLAN CONTRIBUTIONS?......................................................   6

ARE ROLLOVER CONTRIBUTIONS AND ROLLOVER
     TRANSFERS PERMITTED UNDER THE PLAN?......................................................   7

WHAT IF I PREVIOUSLY PARTICIPATED IN A
     PLAN THAT WAS MERGED INTO THIS PLAN?.....................................................   7

HOW DO I BECOME VESTED IN CONTRIBUTIONS
     TO MY PLAN ACCOUNTS?.....................................................................   7

HOW ARE PLAN CONTRIBUTIONS INVESTED?..........................................................   8

HOW CAN I CHANGE MY INVESTMENT OPTIONS?.......................................................   9

WILL I RECEIVE A REGULAR STATEMENT OF
     THE VALUE OF MY PLAN ACCOUNT?............................................................   9

MAY I BORROW AMOUNTS FROM MY PLAN ACCOUNTS?...................................................  10

CAN I WITHDRAW PLAN CONTRIBUTIONS WHILE I AM STILL EMPLOYED?..........................................................  10

WHEN WILL I BE ENTITLED TO RECEIVE MY ACCOUNTS?.......................................................................  11

HOW AND WHEN ARE MY PLAN BENEFITS TAXED?..............................................................................  11

HOW IS THE PLAN ADMINISTERED?.........................................................................................  12

WHAT ARE MY RIGHTS WITH RESPECT TO SHARES OF FIRST MIDWESTCOMMON STOCK HELD IN THE CORPORATION COMMON STOCK FUND?.....  13

WHO PAYS TRANSACTION FEES, MANAGEMENT FEES AND PLAN EXPENSES?.........................................................  13

CAN THE PLAN BE CHANGED OR DISCONTINUED?..............................................................................  14

WHAT ELSE SHOULD I KNOW ABOUT THE PLAN?...............................................................................  14

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.......................................................................  19

                           SUMMARY PLAN DESCRIPTION

                      GENERAL INFORMATION ABOUT THE PLAN

     First Midwest Bancorp, Inc. ("First Midwest") maintains the First Midwest Bancorp Savings and Profit Sharing Plan ("Plan") to help you meet your long-term financial goals. Under the Plan, you may save regularly through payroll deductions, receive matching and profit sharing contributions, and reduce your current income taxes.

     The Plan may be adopted by any affiliated company of First Midwest for the benefit of its eligible employees. For purposes of this booklet, the term "Employer" refers to both First Midwest and any affiliated companies that have adopted the Plan. If an affiliated company adopts this Plan, it will be listed in Appendix B to this booklet.

     The Plan is designed primarily as a deferred compensation program which permits you to elect to contribute to the Plan on a before-tax basis. Because such contributions reduce the amount of federal, and in most cases state, income tax which you currently pay, they are known as "before-tax contributions." The earnings on your before-tax contributions are also not taxable to you until withdrawn. The Employer matches your before-tax contributions by contributing to the Plan $2.00 for each $1.00 of the first 1% of your compensation you elect to have contributed to the Plan on your behalf as before-tax contributions.

     The Employer may also make profit sharing contributions, known as "Employer Contributions," to the Plan. Each year, after reviewing the performance of each subsidiary, and of First Midwest on a consolidated basis, the Board of Directors of First Midwest may determine an amount of Employer Contribution to be contributed to the Plan on your behalf. An Employer Contribution is expressed as a percent of compensation received during the year, while a Participant, and is added to your Plan account. The Employer Contribution made on your behalf is not included as part of your compensation for federal or state income tax purposes so long as it remains in the Plan.

     The Plan permits participants to borrow a portion of the vested amounts in their accounts subject to certain limitations. In addition, withdrawals of before-tax contributions are allowed in the event of a demonstrated financial hardship.

     All contributions are deposited in a trust fund and invested for you and other participants. Your individual accounts will grow from Employer contributions, your own contributions if you elect to contribute, and the tax-deferred income from the Trust Fund's investments. You have the ability, within limits, to direct the investment of your Plan account.

     The Plan is maintained on a calendar plan year, beginning January 1 and ending December 31 ("Plan Year").

                       DESCRIPTION OF THE FIRST MIDWEST
                        SAVINGS AND PROFIT SHARING PLAN

     The following questions and answers provide a summary of the legal documents governing the Plan:

                      WHAT ARE THE PURPOSES OF THE PLAN?

     The purposes of the Plan are to encourage and assist employees in the accumulations of capital for retirement by means of regular, before-tax participant contributions and matching and profit sharing contributions by the Employer. Additionally, the Plan provides a means for effectuating the desire of many employees to have an ownership interest in First Midwest through the Corporation's Common Stock, stimulating the efforts of employees and strengthening their desire to remain employees of First Midwest.

                    WHAT ARE THE PURPOSES OF THIS BOOKLET?

     This booklet is a summary of the legal documents governing the Plan effective on and after January 1, 2000, and only applies to persons employed by the Employer on or after that date and to persons who have account balances in the Plan on or after that date. You and your spouse (if you are married) should read this booklet carefully. Raise any questions you may have with the Plan Committee. The Plan Committee will be pleased to help you understand how the Plan is designed to provide you with an additional measure of financial security for your future.

                     WHEN AM I ELIGIBLE TO JOIN THE PLAN?

Eligibility
-----------

     If you are not now a participant, you will automatically become a participant in the Plan on the first January 1 or July 1 on which you have completed a 1-year eligibility period, have attained age 21 and are employed in an eligible group of employees.

     In general, all employees (other than leased employees) of the Employer are eligible. However, employees covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining are not eligible to participate unless the collective bargaining agreement provides for their participation.

Eligibility Period
------------------

     To satisfy the 1-year eligibility requirement, you must complete at least 1,000 hours of service in a 1-year period of employment with the Employer or an affiliated company. The 1-year period begins on the date you first perform duties for the Employer or an affiliated company. However, because you may enter the Plan only on January 1 or July 1, it is possible to wait almost 18 months to become a participant, even if you are age 21. If you do not complete 1,000 hours of service in your first eligibility period, you can meet the requirement in later eligibility periods which correspond to the Plan Year.

Hours of Service
----------------

     You get an "hour of service" for each hour for which you are paid by the Employer or an affiliated company for the job you perform. You may also be credited with "hours of service" for certain paid absences, such as for vacation, holidays, illness or disability, authorized leaves of absence, or if you receive a back pay award. However, the maximum hours you can earn in any 12-month period for any non-working time is 501 hours.

Eligibility for Purposes of Rollover Contributions
--------------------------------------------------

     If you are an eligible employee, you may become a participant in the Plan immediately upon your employment, but only for the limited purpose of having a rollover contribution, or rollover transfer, made to the Plan from another qualified plan, directing the investment of your rollover account, and naming a beneficiary to receive the balance in your rollover account. You may also borrow from your rollover account in accordance with the terms of the Plan (see the section of this booklet entitled "May I Borrow Amounts from My Plan Accounts?"). You will not be a participant entitled to make before-tax contributions or to share in matching contributions or Employer Contributions until you have completed the required period of service and have entered the Plan on the appropriate entry date. See the applicable sections of this booklet for more information. Additional information and rules governing rollover and rollover transfer contributions are also available from the Plan Committee.

                HOW MUCH CAN I ELECT TO CONTRIBUTE TO THE PLAN?

Basic Before-Tax Contributions
------------------------------

     You may elect to have the Employer make before-tax contributions to the Plan on your behalf of up to 1% of your regular compensation during each Plan Year while you are a participant. These before-tax contributions are referred to as your "basic before-tax contributions." Your basic before-tax contributions
         -----                                 -----
are matched by the Employer, as explained below.

Supplemental Before-Tax Contributions
-------------------------------------

     You may also elect to have the Employer make additional before-tax contributions to the Plan on your behalf in full percentage increments of at least 1% and up to 9% of your regular compensation during each plan year while you are a participant. These before-tax contributions are referred to as your "supplemental before-tax contributions," and are not matched by the Employer.
-------------                                    ---

Dollar Limitation On Before-Tax Contributions
---------------------------------------------

     Your total before-tax contributions may not exceed a certain dollar limitation established by the IRS, and may be further limited in certain circumstances. The dollar limitation for the 2000 calendar year is $10,500, but this amount will be adjusted by the IRS in future years to reflect increases in the cost-of-living.

Your Reportable Compensation
----------------------------

     The amount of your before-tax contributions (up to the applicable legal limits) will reduce the amount of your compensation which is subject to federal and certain state income taxes. However, your before-tax contributions will not reduce the amount of your compensation subject to Social Security tax, nor your Social Security benefits.

How Your Contributions Are Made to the Plan
-------------------------------------------

     All of your contributions will be deducted from your paycheck and transferred by the Employer to the Trust Fund.

Changing Your Contribution
--------------------------

     You may change the amount of your before-tax contributions, or suspend your before-tax contributions, on written notice to the Plan Committee. These changes will be effective on January 1, April 1, July 1, or October 1 of each year, provided notice is properly submitted at least 15 days prior to such dates. Other benefits which you receive through First Midwest, such as life insurance, social security benefits, disability benefits and pension benefits will be based upon your salary before reduction for your before-tax Plan contributions.
                 ------

Limitations on Before-Tax Contributions
---------------------------------------

     In addition to the percentage of compensation and dollar limitations on contributions as explained above, the Plan must meet certain other legal requirements which limit the before-tax contributions elected by higher-paid employees. You will be notified if your before-tax contributions must be reduced or refunded. Similar restrictions apply to matching contributions made on behalf of higher-paid employees. The Plan Committee reserves the right to restrict the amount of contributions made by or on behalf of higher-paid employees to comply with these requirements.

                    HOW MUCH WILL FIRST MIDWEST CONTRIBUTE
                           TO THE PLAN ON MY BEHALF?

Matching Contributions
----------------------

     As of the last day of each calendar quarter, the Employer will contribute on your behalf, if you are employed by the Employer on that date, $2.00 for each $1.00 of basic before-tax contributions you made during that calendar quarter.
         -----
Matching contributions will also be made on your behalf for a calendar quarter if, prior to the last day of the calendar quarter, you retire on or after age 65 (or age 55 with 15 years of service), die, or are initially deemed to be totally and permanently disabled. Special enhanced matching contributions apply during the 1998 Plan Year. If these special matching contributions apply to you, you will receive separate notifications about them.

Discretionary Employer Contributions
------------------------------------

     Each year, after reviewing the performance of each subsidiary, and of First Midwest as a whole, First Midwest's Board of Directors may determine an additional amount to be contributed to the Plan on behalf of eligible participants. The contribution will be expressed as a percentage of compensation received during the year (or half year for participants who entered the Plan on July 1 of the year). Generally, this Employer Contribution will be in the range of 0% to 6% of compensation.

     The Employer Contribution will only be added to your Plan account if:

          * on December 31 of the year of the Employer Contribution, you were employed by an Employer and you completed 1,000 hours of employment during the year; or,

          * your employment ended during the year due to retirement on or after age 65 (or age 55 with 15 years of service), disability or death.

     If your employment with the Employer terminates during the year for any other reason, or you are employed on December 31, but did not complete 1,000 hours of employment during the year, you will not be eligible to receive an Employer Contribution for that year.

General Limitations on Contributions
------------------------------------

     Under applicable IRS rules, the aggregate amount for any Plan Year of (1) your before-tax contributions, (2) your share of the matching contributions and discretionary Employer Contributions cannot exceed the lesser of 25% of your compensation for the Plan Year or $30,000. You will be notified if this limitation restricts any contributions made to the Plan on your behalf.

     The total amount of before-tax contributions, matching contributions and discretionary Employer Contributions is also limited to the amount of such contributions deductible by the Employer for federal income tax purposes.

     Discretionary Employer Contributions will increase the amount available to you and your family when you retire or otherwise terminate employment. However, they are subject to the vesting schedule of the Plan (see the section of this booklet entitled "How Do I Become Vested In Contributions To My Plan Accounts?").

                    WHAT COMPENSATION IS TAKEN INTO ACCOUNT
                      FOR PURPOSES OF PLAN CONTRIBUTIONS?

Compensation For Purposes of Before-Tax Contributions
-----------------------------------------------------

     Your compensation for purposes of determining the amount of your before-tax and matching contributions is your base salary from the Employer, excluding certain forms of irregular compensation, such as severance pay, bonuses and other incentive compensation. However, any contributions you make under First Midwest's Flexcomp Program for medical plan coverage, health care and child care benefit expense accounts, and/or life insurance are included as part of your compensation for purposes of determining your before-tax and matching contributions.

Compensation For Purposes Of Employer Contributions
---------------------------------------------------

     Your compensation for purposes of determining your allocable share of Employer Contributions (i.e., your discretionary profit sharing contributions) is your total compensation from the Employer. It includes base salary, overtime, and any employee bonuses and other incentive compensation and excludes stock option income, nonqualified plan benefits, severance and transitional pay. Additionally, any contributions you make under First Midwest's Flexcomp Program for medical plan coverage, health care and child care benefit expense accounts, and/or life insurance are also included as part of your compensation for purposes of Employer Contributions.

Limitations On Compensation
---------------------------

     Only compensation earned while you are a participant in the Plan is taken into account. For example, if you join the Plan on July 1, your compensation for that year while you are a participant will be the total compensation you receive during the 6-month period from July 1 through December 31. Also, due to IRS limitations, for the 2000 plan year, annual compensation in excess of $170,000 (as adjusted by the IRS for changes in the cost of living) is not taken into account for purposes of the Plan.

                    ARE ROLLOVER CONTRIBUTIONS AND ROLLOVER
                      TRANSFERS PERMITTED UNDER THE PLAN?

     You may, with the permission of the Plan Committee, make "rollover contributions" to the Plan. A "rollover contribution" is an amount held for your benefit under another qualified plan or in an IRA that is deposited with, or transferred to, this Plan.

     The rollover contribution must be deposited with this Plan within 60 days after distribution to you and must be made in cash. A rollover contribution accepted by the Plan Committee will be credited to your separate rollover account.

     You may also, with the permission of the Plan Committee, have a direct rollover transfer of assets from any other qualified plan made to this Plan. Any amount transferred will also be credited to your rollover account.

     If you are interested in making a rollover contribution, or a rollover transfer, you should request information from the Plan Committee.

                    WHAT IF I PREVIOUSLY PARTICIPATED IN A
                     PLAN THAT WAS MERGED INTO THIS PLAN?

     If you were a participant in a Prior Plan, special rules may apply to your Prior Plan Account. A "Prior Plan" is any tax-qualified plan that was merged into this Plan. A "Prior Plan Account" is an account under this Plan attributable to funds accumulated under the Prior Plan that were transferred into this Plan. If you worked for an employer that was acquired by First Midwest (an "acquired company"), and you participated in a profit sharing or 401(k) plan sponsored by the acquired company, you may have a Prior Plan Account. Any special provisions applicable to your Prior Plan Account, such as a separate vesting schedule or additional optional forms of payment of your benefit, are explained in a special appendix to this booklet. A separate appendix is created for each Prior Plan if special rules apply to the Prior Plan Accounts attributable to that Prior Plan. Check to see if a separate appendix to this booklet applies to you. If you have any questions, contact the Plan Committee.

                    HOW DO I BECOME VESTED IN CONTRIBUTIONS
                             TO MY PLAN ACCOUNTS?

Vesting Schedule
----------------

     Vesting refers to your right to receive your Plan accounts. For purposes of vesting, all of your service from the date of hire counts towards vested service.

     You are, at all times, fully vested in the Plan with the respect to the amounts which you have contributed (i.e., your before-tax contributions, any rollover contributions or transfers, and after-tax employee contributions made under a prior plan) and the investment earnings thereon. You are also fully vested in all matching contributions made to the Plan on your behalf, and the investment earnings thereon, at all times.

     You become vested in Employer Contributions (i.e., discretionary profit sharing contributions), and investment earnings thereon, in accordance with the following schedule:

                    Years of Service         Percent Vested
                    -------------------      ---------------

                    7 or more                    100%
                    6 but less than 7             80%
                    5 but less than 6             60%
                    4 but less than 5             40%
                    3 but less than 4             30%
                    2 but less than 3             20%
                    Less than 2                    0%

     Notwithstanding the above schedule, you will be 100% vested in all Employer Contributions, and investment earnings thereon, if you retire after attaining age 65 (or age 55 with 15 years of service), become permanently disabled or die.

     Amounts representing non-vested company contributions and earnings of participants who terminate employment and who are less than 100% vested are treated as "forfeitures" and used to reduce the Employer's future contributions.

                     HOW ARE PLAN CONTRIBUTIONS INVESTED?

     All Plan Contributions are paid to First Midwest Trust Company, N.A. (the "Trustee"), a subsidiary of First Midwest, and are invested in accordance with the provisions of the Plan and related Trust Agreement. The Trustee is authorized to pay certain fees and expenses from the Plan. For a discussion of the payment of transaction fees and other expenses, see the section of this booklet entitled "Who Pays Transaction Fees, Management Fees and Plan Expenses?"

     Once you become a participant, you have the opportunity to choose the manner in which your before-tax contributions, matching contributions, Employer Contributions, as well as any rollover contributions or transfers, are invested. You may invest all your contributions in one investment option or allocate your contributions among the various investment options in multiples of 10%. The investment options available under the Plan are listed in Appendix A of this booklet. Plan investment options may be added, eliminated or modified from time to time. You will be notified of any such changes.

     All dividends, interest, gains and losses received or incurred with respect to each investment fund are allocated quarterly to each participant's Plan account in the ratio that such account balance invested in such fund bears to all account balances invested in such fund. Adjustments are made for changes in any common stock held by an investment fund resulting from stock dividends, stock splits or similar changes.

     The Plan is intended to comply with section 404(c) of the Employee Retirement Income Security Act of 1974 (ERISA) and applicable Federal regulations. Therefore, neither First Midwest, the Plan Committee, the Trustee nor any other Plan fiduciary will be responsible for any losses you may incur as a result of your investment elections.

                    HOW CAN I CHANGE MY INVESTMENT OPTIONS?

     You may change your investment allocation, with respect to future before-tax, matching and Employer Contributions, or you may transfer existing account balances between Plan investment funds, on January 1, April 1, July 1, and October 1 of each year by giving proper written notice at least 15 days prior to these dates. The Human Resources Department of your Employer should be contacted in order to receive the appropriate forms for this purpose.

                     WILL I RECEIVE A REGULAR STATEMENT OF
                         THE VALUE OF MY PLAN ACCOUNT?

     The assets of the Plan are valued as of the last day of each calendar quarter. As soon as practical thereafter, a statement which indicates the dollar amount of your before-tax contributions, matching contributions, Employer Contributions, and other Plan accounts, the investment earnings thereon, and any transfers between Plan investment funds made during that quarter, will be provided to participants.

     In addition to quarterly statements, an annual report for the Plan is prepared by First Midwest. This annual report will include, among other information, the performance of each Plan investment fund, any significant changes with respect to the Trustee, the Plan, or the investment options available under the Plan, and the allocation of Plan assets among the various investment funds. The annual report also includes financial statements for the Plan for the current and prior year. These financial statements include the annual activity of the Plan, including contributions, investment income, expenses and distributions to participants under the Plan, and other changes in net assets available to Plan participants.

     The annual report of the Plan, in addition to all official Plan documents, are available for review by Plan participants. In addition, each Plan participant will receive, as soon as practicable after the last day of each calendar year, a summary of the Plan's annual report for that year, at no cost to the participant. In addition, each participant may obtain information about the specific assets held in the various Plan investment funds, expenses and charges, and certain other information upon request to the Plan Committee.

                  MAY I BORROW AMOUNTS FROM MY PLAN ACCOUNTS?

     You may borrow from the Plan against the aggregate value of your accounts.

     You may have only one loan outstanding at any time. Loans may not be less than $1,000 nor more than the lesser of (i) 50% of the aggregate vested balance of your accounts determined as of the last day of the calendar quarter preceding the date of your loan request, or (ii) $50,000 (reduced by your highest outstanding loan balance at any time during the l-year period preceding the date the new loan is made). You may request a loan by submitting the required forms to the Plan Committee.

     The amount necessary to fund the loan will be taken from your Plan accounts invested in the various investment funds as you elect. The loan will be treated as a separate investment of those accounts which will be credited with your payments of principal and interest. The amount of your repayments will be reinvested in the Plan investment funds in accordance with your investment elections in effect at the time of repayment.

     Each participant interested in obtaining a loan from the Plan should request from the Plan Committee forms and information relating to the interest rate and other repayment terms, as well as the effect of the failure to make timely loan payments and the effect of employment upon the loan.

         CAN I WITHDRAW PLAN CONTRIBUTIONS WHILE I AM STILL EMPLOYED?

     As noted in the responses to the previous questions, the Plan is designed primarily to meet your long-range financial needs. ACCORDINGLY, THE WITHDRAWAL OF BEFORE-TAX CONTRIBUTIONS IS SUBJECT TO SUBSTANTIAL RESTRICTIONS (However, see the section of this booklet above regarding the ability to borrow from your Plan account).

    Withdrawals of before-tax contributions (and certain employee after-tax contributions under prior plans) are possible in the event of a demonstrated financial hardship, subject to the approval of the Plan Committee. Such approvals are necessary in order to meet Internal Revenue Service rules. The financial need to be met for withdrawal of before-tax or after-tax contributions must be an amount not reasonably available from your other resources. If you are married, the written consent of your spouse, witnessed by a notary public or Plan representative, is required for such a withdrawal. WITHDRAWALS OF MATCHING AND EMPLOYER CONTRIBUTIONS ARE NOT PERMITTED UNDER ANY CIRCUMSTANCES.

     In the event you incur a "financial hardship" that cannot be fully satisfied with a loan from the Plan, you may request to withdraw from your prior plan after-tax contributions account and, if necessary, your before-tax contributions and earnings credited thereon prior to 1989, the amount necessary to satisfy the hardship. A financial hardship is defined to mean an immediate and heavy financial need which includes extraordinary expenses due to accident, sickness, disability or other financial emergency affecting you or any of your dependents, tuition for college or postgraduate education for you, your spouse, children or dependents, amounts needed for the purchase of your principal residence or to prevent eviction or foreclosure on your principal residence.

     Internal Revenue Service regulations require participants who request hardship withdrawals to demonstrate that the amount needed from the Plan is not reasonably available from the resources of the participant and his or her spouse. Additionally, a participant must fully suspend all before-tax contributions for at least 12 months and limit contributions made during the following calendar year as a condition to receiving the hardship withdrawal.

                WHEN WILL I BE ENTITLED TO RECEIVE MY ACCOUNTS?

     You will be entitled to the entire balance in your Plan accounts when you retire, terminate employment with the Employer become totally disabled or die, subject to the vesting provisions outlined in the section of this booklet entitled "How Do I Become Vested In Contributions To My Plan Accounts?"

     Distributions of Plan account balances will be made in a single lump sum payment of cash only. However, you may elect to receive an "in-kind" distribution of shares of Corporation Common Stock representing the portion of your account balances invested in the FMBI Stock Fund (see section of this booklet entitled, "What Special Rules Apply to the FMBI Stock Fund?"). If you have a Prior Plan Account, additional optional forms of payment may apply to your Prior Plan Account (see the section of this booklet entitled "What If I Previously Participated In A Plan That Was Merged Into This Plan?").

     Generally, lump sum benefits are payable as soon as practicable after the
                                                                     -----
quarterly valuation date (March 31, June 30, September 30, and December 31) which follows your separation from service with the Employer. If you become age 65 in the year you leave, and your benefit is at least $5,000, you can defer your lump sum until after the end of the year. The amount of the benefit will then be based on the value of your account on December 31. Payment in that case will be within 60 days after year end.

     You may elect to leave your account balance in the Plan after you terminate participation. This election applies only to the entire account balance. If you
                                                 ------
subsequently elect to withdraw such balance, the withdrawal will be payable after the next quarterly valuation date.

     If you die before receiving your account distribution, the distribution will be made to the beneficiary or beneficiaries you and/or your spouse have designated. If no beneficiary is designated, or if no beneficiary is living at the time the benefit is payable, the account distribution will be made to your estate.

                   HOW AND WHEN ARE MY PLAN BENEFITS TAXED?

     For federal and state income tax purposes, before-tax contributions, matching contributions, Employer Contributions, rollover contributions and transfers to the Plan are not included in the income of Plan participants in the year in which such contributions or transfers are made. In accordance with rules summarized below, federal and state income taxation of account balances of participants is deferred until those account balances are distributed to recipients. Also, while employee after-tax contributions made under a prior plan are not subject to income tax, investment earnings on such funds are only tax-deferred until the date of distribution.

     Under IRS regulations, certain employees must begin receiving distributions under the Plan beginning no later than April 1 of the calendar year following the calendar year in which they attain age 70-1/2. You will be notified if these rules apply to you. Any such distributions (exclusive of the amount of any after-tax contributions in a prior plan account) will generally be taxed as ordinary income at the regular rates in effect in the year of distribution.

     Distributions made from the Plan to a participant before the participant attains age 59-1/2 may be subject to a special 10% additional income tax on the amount of the distribution. This additional tax will not be applicable if the distribution is made because the participant has become disabled, died, or if it is made to the participant after separation from service after attainment of age
55. Further, the additional tax will not be applicable to a distribution to the extent the distribution does not exceed the amount allowable as a deduction on the participant's individual income tax return for amounts paid during the taxable year for medical care. There are other limited exceptions to the 10% additional income tax. You should consult with a qualified tax advisor if you think the 10% additional income tax may apply to you.

     Distributions from the Plan will generally be subject to mandatory 20% withholding for federal income tax unless the distribution is transferred directly to an IRA or another company's tax-qualified retirement plan. If a direct transfer is not elected at the time of distribution, you may still rollover your distribution to an IRA or another tax-qualified plan within 60 days after receipt of the distribution along with an amount from your other assets equal to the withholding.

     Hardship distributions will be subject to mandatory 10% withholding for federal income tax.

     Special tax rules apply if you elect to receive an "in-kind" distribution of Common Stock for the portion of your account balance invested in the FMBI Stock Fund (see section of this booklet entitled, "What Special Rules Apply to the FMBI Stock Fund?").

     Each Participant will receive distribution election forms and other material in connection with any distributions from the Plan which provides additional information regarding the foregoing tax rules.

          BECAUSE OF THE COMPLEXITY OF THE FEDERAL TAX LAWS, AND THE APPLICATION OF STATE AND LOCAL TAX LAWS, PARTICIPANTS ARE ADVISED TO
         CONSULT THEIR PERSONAL TAX ADVISORS REGARDING THESE MATTERS.

                         HOW IS THE PLAN ADMINISTERED?

     The Plan is administered by a Plan Administration Committee (the "Plan Committee") which is appointed by the management of First Midwest. The assets of the Plan are held and administered by the Trustee for the Plan in accordance with the terms and conditions of the First Midwest Bancorp Savings and Profit Sharing Trust.

     The Plan Committee has the responsibility for controlling and managing the operation and administration of the Plan, which includes construing and interpreting the Plan's provisions, deciding all eligibility questions, verifying the need for and approving qualifying withdrawal requests, approving Plan loans, determining the amount, manner and time of payment of any benefit under the Plan and determining whether death or total and permanent disability has occurred. In exercising its responsibilities, the Plan Committee is obligated to act in a non-discriminatory manner. The Plan Committee's decisions with respect to all disputes involving participating employees or their beneficiaries are final, conclusive and binding.

     In connection with its administrative responsibilities, the Plan Committee may employ such agents to perform clerical and other services, and such legal counsel, accountants and actuaries as it may deem necessary or desirable for the operation and administration of the Plan. In connection with any action or determination, the Plan Committee is entitled to rely upon information furnished by the Trustee and upon tables, valuations, certificates, opinions and reports furnished by any trustee, accountant or legal counsel.

     Plan Committee members receive no special compensation for their services in administering the Plan, have no specified term of office and may be removed at any time by the management of First Midwest. The address and telephone number of the Plan Committee is listed in the section of this booklet entitled "What Else Should I Know About the Plan?"

               WHAT SPECIAL RULES APPLY TO THE FMBI STOCK FUND?

     The Plan offers a fund invested in the Corporation's Common Stock (the "FMBI Stock Fund"), as more fully described in Appendix A of this booklet, as an investment option. Participants with Plan accounts invested in the FMBI Stock Fund will be permitted to direct the Trustee with respect to voting and other shareholder rights relating to the First Midwest Common Stock held in the FMBI Stock Fund to the same extent as other stockholders of the corporation. Participants in the FMBI Stock Fund receive the same materials First Midwest provides other stockholders regarding voting and other shareholder action. Participants are also provided instructions and forms with which to direct the Trustee as regards the shares of First Midwest Common Stock held in their FMBI Stock Fund account. Such participant directions to the

Trustee regarding voting and other shareholder action are kept confidential from First Midwest and its affiliated companies. Participants are notified of the Plan Committee's procedures to ensure such confidentiality.

     You may elect as part of your lump sum payment to receive an "in-kind" distribution of shares of Common Stock representing the portion of your account balance invested in the FMBI Stock Fund. There is a special tax rule that applies to an "in-kind" distribution. Under the special rule, you may elect to not pay tax on the "net unrealized appreciation" of the shares of Common Stock until you sell the shares. "Net unrealized appreciation" is generally the increase in the value of the shares while they were held in the Plan. If you receive an "in-kind" distribution and elect to have the special rule apply, you will be required to pay tax on the value of the shares when received, minus the net unrealized appreciation (which will not be taxed until you sell the shares). You may elect not to have the special rule apply and either pay tax on the full value of the shares when received or rollover the shares to an IRA or another employer plan. If you roll over the shares, you will not be able to take advantage of the special "net unrealized appreciation" rule in the future with respect to such shares. You will receive distribution election forms and other material describing the election and special tax rule in connection with any distributions (see section entitled, "How are my Plan Benefits Taxed?").

         WHO PAYS TRANSACTION FEES, MANAGEMENT FEES AND PLAN EXPENSES?

     The Plan provides that any fees or expenses incurred in conjunction with the administration of the Plan will be paid by the Plan to the extent not paid by First Midwest. Since the inception of the Plan on January 1, 1985, First Midwest has paid all fees and expenses assessed by the Trustee for administration of the Plan and its investment funds. Should First Midwest elect not to pay the fees and expenses incurred in the administration of the Plan, such expenses will be paid out of the Plan investment funds, by the Trustee.

     All transaction costs (i.e., brokerage fees) of each Plan investment fund will be paid by the Trustee from the assets of such Plan investment fund. When First Midwest Common Stock is purchased for the FMBI Stock Fund from First Midwest, no fees, commissions or other charges are paid by the Plan, Trust or your account. However, any fees, commissions or other charges associated with the purchase of First Midwest Common Stock in the open market are paid by the FMBI Stock Fund and shared on a pro rata basis by the participants invested in the FMBI Stock Fund. Likewise, all fees, commissions or other charges associated with the purchase of common equity stocks and fixed income securities for each other investment fund option under the Plan are paid from that fund, and allocated among the participants whose accounts are invested in that fund.

     The Trustee charges an annual fee for its services based upon current competitive market rates. Information regarding expenses and charges paid by the Plan may be obtained upon request from the Plan Committee.

                   CAN THE PLAN BE CHANGED OR DISCONTINUED?

     The Board of Directors of First Midwest may modify or amend the Plan at any time in any respect, or terminate the Plan at any time, except that no amendment or termination may deprive any participant of any rights or benefits irrevocably vested prior to such amendment. The Plan, if and as amended, must continue to be maintained exclusively for the benefit of Plan participants and beneficiaries. Amendments required by a change in tax laws are not, however, subject to the restrictions set forth in the preceding sentences. The First Midwest Bancorp Savings and Profit Sharing Trust can be amended at any time by First Midwest, except that no such amendment shall divest any benefits held in the Trust for any Plan participant or beneficiary under the Plan.

     Upon termination, all Plan contributions and earnings thereon become nonforfeitable and will be distributed to participants in proportion to their individual interests and no part thereof shall revert to the Employer. See the section of this booklet entitled "How and When are My Plan Benefits Taxed?" for a discussion of the tax consequences of such a termination.

                    WHAT ELSE SHOULD I KNOW ABOUT THE PLAN?

Naming a Beneficiary
--------------------

     Since your Plan accounts are fully payable in the event of your death, you will be asked to name one or more beneficiaries. If you are not married, you may name anyone, and you may change your designation at any time, using the appropriate form available for this purpose.

     However, if you are married and do not name your spouse as sole beneficiary, the informed consent of your spouse to an alternate beneficiary is required. Your spouse's consent must be in writing and notarized. Be sure to keep your designation up to date as your family and personal circumstances change. The Plan Committee can only direct payment of your benefits to the beneficiary or beneficiaries you properly designate.

     If you die with no surviving beneficiary, the Plan Committee will direct the payment of your Plan account to your spouse or, if there is no surviving spouse, to your children in equal shares. If there is no surviving spouse or child, your death benefits will be paid to your mother and father in equal parts or, if none survive, to your estate.

Reemployment
------------

     If you terminated employment and are reemployed within one year, your period of absence counts as service and you can participate or re-participate if you otherwise meet the Plan's eligibility requirements.

     If you are reemployed after one year, your period of prior employment, but not your period of absence, counts as service if:

     . You had two or more years of service when your employment terminated, or

     . Your absence is less than 5 years (6 years in the event of maternity or paternity leave).

     If you are reemployed within five years (six in the event of maternity/paternity leave), any amount you forfeited can be returned to your account if you repay the amount of the Employer Contribution Account you received when you left.

Non-Alienation of Benefits
--------------------------

     Except for tax withholding, a Plan loan to you, or a qualified domestic relations order (described below), your benefits under the Plan cannot be assigned or alienated in any way. You may not sell, transfer, pledge, or
                                  --------------------------------------
otherwise use your benefits to obtain credit in any form. The Plan is not liable
--------------------------------------------------------
for or subject to, and will not pay, any debts or obligations of a participant who is eligible for benefits.

Domestic Relations Order
------------------------

     If a qualified domestic relations order is entered against you, the Plan may be required to pay all or part of your benefits to someone else. A domestic relations order is a court-ordered judgement or decree under state law that requires payment of child support, alimony, or marital property rights to a spouse, former spouse, child, or other dependent. To be qualified, the order must clearly specify who is to be paid, the amount to be paid, the number of payments, and the plan or plans to which the order applies. The form of benefit provided by the Plan cannot be changed. You will be notified if such an order is received with respect to your Plan account. In such event, you will be advised of the Plan Committee's procedures for determining whether the order is qualified.

Benefits Not Insured
--------------------

     The Plan is classified as a defined contribution plan. Therefore, it is not insured by the Pension Benefit Guaranty Corporation, which only applies to pension plans classified as defined benefit plans under the Employee Retirement Income Security Act of 1974. The Plan is audited each year by an independent accounting firm.

Employment Rights Not Implied
-----------------------------

     Participation in the Plan does not give you the right to be retained in employment with the Employer. Notwithstanding Plan participation, an Employer may discharge or terminate any employee at any time.

Official Plan Documents
-----------------------

     This Summary Plan Description contains the highlights of the First Midwest Bancorp Savings and Profit Sharing Plan. All of your rights and benefits are described in the official plan and trust document, which is controlling. The Plan identification number for government filings is EIN 36-3161078, PN 002.

Telephone Numbers and Addresses You Should Know
-----------------------------------------------

     You can reach the Plan Committee at First Midwest Bancorp, Inc., 300 Park Boulevard, Suite 400, Itasca, Illinois 60143. The Plan Committee can be reached by telephone at (630) 875-7211.

     The Trustee of the Plan is First Midwest Trust Company, N.A. The Trustee's address is 121 North Chicago Street, Joliet, Illinois 60432.

     Service of legal process may be made upon the Trustee as well as the Plan Committee.

Claims Procedure
----------------

     When a distribution or other determination of benefits under the Plan is made or denied, you will receive a notice explaining how the distribution was calculated or why benefits have been denied. Such action will generally be taken within 90 days of the request for the distribution or determination of benefits, unless the Plan Committee notifies you in writing that an extension (not to exceed an additional 90 days) is needed in order to make the determination. If you believe that a distribution calculation or denial is incorrect, you may request a full review by the Plan Committee within 60 days after you receive the notice. You have the right to review pertinent documents and submit issues and comments in writing. If you want to appeal the decision on a denied application, send details in writing to the Plan Committee.

     All disputed claims will be reviewed by the Plan Committee or its delegate. They will notify you of their findings and decision in writing within 60 days (unless special circumstances require an extension, not to exceed an additional 60 days) after they receive the appeal. Your notification will include reasons for the Plan Committee's decision and references to the Plan provisions on which the decision is based.

Your Rights Under the Law
-------------------------

     As a participant in the Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA is a Federal law that established rules for the operation of pension and profit sharing plans. In general, ERISA sets standards for (1) employees' eligibility, participation, vesting and benefit accrual; (2) reports to the Federal Government and to Plan participants of information concerning the Plan and Plan participants' rights under the Plan; and (3) the conduct and responsibilities of the persons who administer and control the Plan. The Plan is subject to the provisions of Titles I and II of ERISA, including the provisions with respect to reporting, disclosure, participation, vesting and fiduciary responsibilities. The Plan, however, is not subject to the minimum funding standards of ERISA Title I and, therefore, benefits under the Plan are not guaranteed by the Pension Benefit Guaranty Corporation under Title IV of ERISA. The following is a summary of your rights under ERISA:

     . You may read all Plan documents, including the official Plan document, the trust agreement, and the Plan description and annual financial reports that are filed with the U.S. Department of Labor.

     . You will automatically receive a summary of the Plan's annual financial report at no cost. You may examine the complete report or any of the other documents referred to above without charge. If you would like a copy of any of them for yourself, you may obtain one at a reasonable cost by writing the Plan Committee.

     . Upon written request to the Plan Committee once a year you can obtain, without cost, a statement telling you whether you have enough service to qualify for the full balance of your Employer Contribution Account if you should leave, and if not, how may more years of service you need to become eligible.

     . If your claim for a Plan benefit is denied in whole or in part, you have the right to a written explanation, and upon request, a review and reconsideration of the claim denial.

     . The people who operate the Plan are called fiduciaries. They must act prudently and in the interests of you and other Plan participants and beneficiaries.

     . Under ERISA you can take action to enforce your rights. Furthermore, you cannot be fired, nor can your employer or any other person discriminate against you in any way to prevent you from obtaining a plan benefit or exercising your rights under ERISA.

     . If you request documents you are entitled to receive, and the Plan Committee does not comply within 30 days, you may file suit in federal court. The court may require the Plan Committee to provide the requested materials and pay up to $100 for each day of delay, unless the delay was beyond the Plan Committee's control.

     . If you file a claim for benefits and it is denied in whole or in part, or ignored, you may file suit in a state or federal court. If you believe a Plan fiduciary has misused the plan's money, or if you are discriminated against for asserting your ERISA rights, you may file suit in a federal court or seek help from the U.S. Department of Labor. In the event you have sued and win, the court may order the person you have sued to pay court costs and fees. On the other hand, if you lose, you may have to pay court costs and fees yourself if, for example, the court decides your claim is frivolous.

     If you have questions about the Plan, write directly to the First Midwest Human Resources Department at the Corporate Office. If you have questions about this statement of rights under ERISA, or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U. S. Department of Labor, 200 Constitutional Avenue, N.W., Washington, D.C. 20210.

                    ***************************************

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents have heretofore been filed by First Midwest with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934 and are incorporated by reference into this Summary Plan Description:

               (i)   The Corporation's latest Annual Report on Form 10-K.

               (ii) The Corporation's Quarterly Reports on Form 10-Q and other reports filed with the Commission since the end of the Corporation's fiscal year covered by its latest Annual Report on form 10-K.

               (iii) The description of the Common Stock of the Corporation, no par value, and the description of the Preferred Share Purchase Rights of the Corporation, as contained in applicable Registration Statements on Form 8-A and other reports filed by the Corporation with the Commission amending such descriptions.

               (iv)  The Plan's latest Annual Report on Form 11-K.

     Upon oral or written request, the Corporation will furnish without charge to each person to whom this prospectus is delivered, a copy of any and all of the documents referred to in this section, other than exhibits thereto not incorporated by reference into such documents. Such requests should be addressed to the Plan Committee or to the Director of Communications, First Midwest Bancorp, Inc., 300 Park Boulevard, Suite 400, Itasca, Illinois 60143; telephone (630) 875-7211.

                                  APPENDIX A

                           INVESTMENT OPTIONS UNDER
                           THE FIRST MIDWEST BANCORP
                        SAVINGS AND PROFIT SHARING PLAN
                        -------------------------------

     As of January 1, 2000, your contributions will be invested by the Trustee in the following investment options, in accordance with your investment direction:

                                  ARTICLE 13

Money Market Fund - The Money Market Fund is managed by First Midwest Trust
-----------------
Company to provide current money market yield through high quality short term investments. The principal objectives of the Money Market Fund are protection of principal, high liquidity and competitive money market yields for the given risk level.

                                  ARTICLE 14

Fixed Income Fund - The Fixed Income Fund provides attractive, risk adjusted
-----------------
total return through the use of intermediate-term (1-15 years) interest bearing securities. A ladder of maturity approach is used in which a portion of the portfolio matures in each year over the next 5-15 years. The average maturity of the portfolio will generally range from 3-7 years. The portfolio is diversified by maturity and by issue (with the exception of U.S. Government securities. Most bonds purchased have a quality rating of AA or better (this is the second highest rating possible).

                                  ARTICLE 15

Balanced Fund - The Balanced Fund is managed by First Midwest Trust Company to
-------------
be a diversified fund comprised of common stocks, not including First Midwest Common Stock, and fixed income investments. Common stock investments of the Balanced Fund represent high quality, well capitalized companies with the potential for long-term capital appreciation and dividend growth, which are selected with the objective of providing above average growth of income and capital with below-market volatility. The investment guideline for the common stock investments of the Balanced Fund is 40-60% of the current fair market value of the fund although the level of common stock investments may be above or below this range as the investment manager in its discretion may permit.

          The Balanced Fund also maintains fixed income investments with various maturities not in excess of 10 years. This strategy allows the Balanced fund to increase the average return from fixed income investments without sacrificing liquidity or assuming substantial interest rate risk. The majority of the fixed income investments purchased by the Balanced Fund will generally consist of U.S. Government and U.S. Government Agency Securities.

                                  ARTICLE 16

Equity Fund - The Equity Fund is managed by First Midwest Trust Company to
-----------
provide above average growth of income and capital with below market volatility. This fund invests in value oriented common stocks with a relatively low price/earnings ratio. Additionally, this fund is diversified by industry. Although the actual mix of stocks varies from time to time at the manager's discretion, in general the amount invested in one industry is limited to 20 percent of the common stocks and the amount invested in one company is limited to 15 percent of the common stocks. This diversification reduces the risk exposure.

          This fund is long term oriented and invests in undervalued (out of favor) high quality companies that have an annual increase in earnings. Due to this conservative approach, you can normally expect to under-perform the market in a strong up-market and out-perform the market in a strong down-market. This disciplined approach has provided attractive long-term returns relative to those of the Fixed Income Fund or the Balanced Fund.

                                   ARTICLE 17

Corporation Common Stock Fund (the "FMBI Stock Fund") - Amounts allocated to
-----------------------------------------------------
this fund will be invested in shares of Common Stock purchased by the First Midwest Trust Company either in open market transactions (through the NASDAQ National Market System) or in private transactions from First Midwest or other persons. When Common Stock is purchased directly from First Midwest, the price per share will be the average of the high and low sale prices reported by the NASDAQ National Market System on the trading day preceding the purchase, and no fees, commissions or other charges will be paid in connection with such purchase. Any fees, commissions or other charges associated with the purchase of Common Stock in open market transactions will be paid by the FMBI Stock Fund. Effective September 30, 1999, all cash dividends paid on the Common Stock held by the FMBI Stock Fund and any distributions of Common Stock received by the Trustee by reason of a stock dividend or stock split, or other similar transaction, will be credited to the FMBI Stock Fund during the quarter in which the record date for the dividend or other distribution occurs.

     From time to time a portion of the Fixed Income, Balanced, Equity, FMBI Stock Fund will be held as a cash reserve for purposes of distributions upon termination of employment, hardship withdrawals, Plan loans or transfer to other Plan investment funds. All cash maintained by the FMBI Stock Fund will be invested in an interest-bearing cash management account.

                                  APPENDIX B

                        PARTICIPATING EMPLOYERS IN THE
                       FIRST MIDWEST BANCORP SAVINGS AND
                              PROFIT SHARING PLAN
                              -------------------


                           First Midwest Bank, N.A.
                       First Midwest Trust Company, N.A.
                          First Midwest Bancorp, Inc.
                        First Midwest Mortgage Company

                                  APPENDIX C

          SPECIAL PROVISIONS APPLICABLE TO PRIOR PARTICIPANTS IN THE MCHENRY STATE BANK PROFIT SHARING AND SAVINGS PLAN & TRUST
          ----------------------------------------------------------

     If you were a participant in the McHenry State Bank Profit Sharing and Savings Plan & Trust ("McHenry Plan") on December 31, 1997, the date the McHenry Plan was merged into this Plan, your McHenry Plan Account is subject to a separate vesting schedule. Also, additional optional forms of payment of your McHenry Plan Account are available. Your "McHenry Plan Account" consists of discretionary employer contributions made on your behalf under the McHenry Plan, and transferred to this Plan, subject to adjustments for investment earnings or losses and any distributions made from the Account. The special rules applicable to your McHenry Plan Account are more fully described below:

Vesting Rules Applicable To McHenry Plan Accounts
-------------------------------------------------

     Notwithstanding any other provisions of this booklet, your McHenry Plan Account vests according to the following schedule:

                    Years of Service     Percent Vested
                    -------------------  ---------------
                    Less than 2                0%
                    2 but less than 3         20%
                    3 but less than 4         30%
                    4 but less than 5         40%
                    5 or more                100%

Optional Forms Of Payment Applicable To McHenry Plan Accounts
-------------------------------------------------------------

     You or your designated beneficiary, as applicable, may elect to receive your vested interest in any portion of your Plan account attributable to benefits accrued under the McHenry Plan in any one or a combination of the following methods: (1) by payment in a lump sum; (2) by payment in monthly installments over a period not to exceed your statistical life expectancy or the life expectancy of you and your beneficiary; or by payment through the purchase of an annuity contract from a registered insurance company selected by the Trustee. If you are vested in any portion of your McHenry Plan Account, you will be provided with special distribution and other forms relating to your benefits under this Plan attributable to the benefits you accrued under the McHenry Plan.

                                  APPENDIX D

          SPECIAL PROVISIONS APPLICABLE TO PRIOR PARTICIPANTS IN THE
                HERITAGE FINANCIAL SERVICES PROFIT SHARING PLAN
                -----------------------------------------------

     If you were a participant in the Heritage Financial Services Profit Sharing Plan ("Heritage Plan") on October 1, 1998, the date the Heritage Plan was merged into this Plan, your Heritage Plan Account is subject to the same vesting schedule applicable to Employer Contributions under the Plan (see the section entitled "How Do I Become Vested in Contributions to My Plan Accounts") and additional optional forms of payments described below. Your "Heritage Plan Account" consists of your account balance under the Heritage Plan as transferred to this Plan, subject to adjustments for investment earnings or losses and any distributions made from the Account after October 1, 1998.

Optional Forms Of Payment Applicable To Heritage Plan Accounts
--------------------------------------------------------------

     You or your designated beneficiary, as applicable, may elect to receive your vested interest in any portion of your Heritage Plan Account in any one or a combination of the following methods: (1) by payment in a lump sum; (2) by payment in monthly installments over a period not to exceed your statistical life expectancy or the life expectancy of you and your beneficiary; or by payment through the purchase of an annuity contract from a registered insurance company selected by the Trustee. If you are vested in any portion of your Heritage Plan Account, you will be provided with special distribution and other forms relating to your benefits under this Plan attributable to your Heritage Plan Account.